UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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RAYONIER ADVANCED MATERIALS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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RYAM™

2024

ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Lisa M.
Palumbo
Chair of the Board
Dear Stockholder:
We are pleased to invite you to attend our Annual Meeting of Stockholders on May 15, 2024, at the DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida, at 5:30 p.m. Eastern Time. In the following Notice of 2024 Annual Meeting, we describe the matters upon which you will be asked to vote at the meeting.
The RYAM team’s resilience and determination in executing strategic priorities during a challenging 2023 ensured that we emerged a leaner and more strategically focused Company and remained firmly on track toward realization of our long-term Biofuture vision.
In a year where global economic headwinds were felt to varying extents across our business segments, we succeeded in capturing value for our specialized product offerings, monetizing $93 million in working capital, implementing a cost savings program with nearly $30 million realized, reducing debt by $76 million, and securing covenant relief for enhanced liquidity. We also launched a strategic process to explore the sale of our Paperboard and High-Yield Pulp businesses.
Supplemental to our continued close engagement with stockholders, we commissioned a formal investor survey in early 2023 and incorporated the resulting candid feedback into our strategy. Additionally, late last year, we held an Investor Day to share key strategic updates and priorities and solicit additional feedback. We highly value our investors and regard their feedback and support as critical and essential to our future success.
Sustainability remains central to the Company’s growth strategy. In addition to making steady progress toward our greenhouse gas reduction targets, we have also begun to track and report Scope 3 emissions data and other key environmental metrics. In early 2024, we are set to commence operations at our Tartas bioethanol plant, one of several planned Biomaterials projects aimed at diversifying our product offerings, capturing significant synergistic value, benefitting the environment, and driving growth.
We have emerged from 2023 a leaner and more strategically focused company. As we enter 2024, we are confident that our strategies position RYAM for long-term success and value creation, and we are excited about the opportunities ahead.
Please review the proxy/notice card for instructions on how to vote over the Internet, by telephone or by mail to be certain that your shares of stock are represented at the meeting, even if you plan to attend. It is important that all RYAM stockholders vote and participate in the affairs and governance of our Company.

LISA M. PALUMBO
Chair of the Board
March 29, 2024

Corporate Headquarters
1301 Riverplace Boulevard
Suite 2300
Jacksonville, Florida 32207

March 29, 2024
Notice of 2024 Annual Meeting
TO OUR STOCKHOLDERS:
Notice is hereby given that the 2024 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc., a Delaware corporation, will be held at the DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida on Wednesday, May 15, 2024, at 5:30 p.m. Eastern Time, to:
1)	Elect the Board’s three nominees for Class I directors for terms expiring in 2027
2)	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors
3)	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions
4)	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law
5)	Approve, in a non-binding vote, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement
6)	Ratify the appointment of Grant Thornton as our independent registered public accounting firm for 2024
7)	Act upon such other matters as may properly come before the meeting
All stockholders holding Rayonier Advanced Materials Common Stock of record at the close of business on March 15, 2024, are entitled to vote at the meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to determine which voting methods are available to you. We urge you to complete and submit your proxy electronically or by telephone (if those options are available to you) as a means of helping the Company conserve natural resources and reduce expenses related to the meeting.
Please be aware that, if you own shares in a brokerage account, you must instruct your broker on how to vote your shares. New York Stock Exchange rules do not allow your broker to vote your shares without your instructions on any of the proposals except the ratification of the appointment of the Company’s independent registered public accounting firm. Please exercise your right as a stockholder to vote on all proposals, including the election of directors, by instructing your broker by proxy.
We urge you to vote your stock, by any of the available methods, at your earliest convenience.
By:
R. Colby Slaughter Corporate Secretary

Item	Page
NOTE ABOUT FORWARD-LOOKING STATEMENTS
NOTE ABOUT NON-GAAP FINANCIAL MEASURES
General Information about this Proxy Statement and the Annual Meeting
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
PROXY STATEMENT SUMMARY	1
COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE	2
Corporate Governance Highlights	2
Corporate Governance Principles	4
Director Independence	4
Non-Executive Chair of the Board	4
Independent Non-Management Director Meetings	5
Board Diversity	5
Board Evaluation and Assessment	5
Succession Planning	6
Oversight of Risk	6
Engagement by Management and our Board with our Stockholders	7
Standard of Ethics and Code of Corporate Conduct	8
Sustainability Focus	8
Director Compensation	9
Anti-Hedging/Anti-Pledging Policy	11
Related Person Transactions	11
PROPOSAL 1: ELECTION OF DIRECTORS	13
Director Qualifications	13
Biographical and Qualifications Information of the Three Nominees for Election to the Board of Directors	15
Biographical and Qualifications Information of Other Directors	18
Director Skills, Experience and Diversity Matrix	23
Director Nomination Process	24
Formal Director Onboarding Process	24
Director Attendance at Annual Meeting of Stockholders	24
Committees of the Board of Directors	25
PROPOSAL 2: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	27
PROPOSAL 3: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS	28
PROPOSAL 4: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW	30
PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION	32
A Letter from Our Compensation Committee Chair	32
Advisory Resolution to Approve Executive Compensation	34

NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this Proxy Statement regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “could,” “expect,” “estimate,” “target”, “believe,” “intend,” “plan,” “forecast,” “anticipate,” “project,” “guidance” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that these expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Item 1A-Risk Factors in our 2023 Annual Report on Form 10-K.
NOTE ABOUT NON-GAAP FINANCIAL MEASURES
A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). This document contains certain non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA. Each non-GAAP measure is reconciled to its most directly comparable GAAP financial measure in Appendix F.
We believe these non-GAAP financial measures provide useful information to our Board of Directors, management and investors regarding our financial condition and results of operations. Our management uses these non-GAAP financial measures to compare our performance to that of prior periods for trend analyses, to determine management incentive compensation and for budgeting, forecasting and planning purposes.
We do not consider non-GAAP financial measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. To compensate for these limitations, reconciliations of our non-GAAP financial measures to their most directly comparable GAAP financial measures are provided. Non-GAAP financial measures are not necessarily indicative of results that may be generated in future periods and should not be relied upon, in whole or part, in evaluating our financial condition, results of operations or future prospects.

General Information about this Proxy Statement and the Annual Meeting
2024 ANNUAL MEETING OF STOCKHOLDERS OF RYAM
WEDNESDAY, MAY 15, 2024
The 2024 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. (the Annual Meeting) will be held on May 15, 2024, for the purposes set forth in the accompanying Notice of 2024 Annual Meeting. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by our Board of Directors (sometimes referred to as “our Board” or “the Board”) of proxies to be used at the meeting and any adjournments or postponements thereof. We may refer to Rayonier Advanced Materials Inc. in this Proxy Statement as “we,” “us,” “our,” the “Company,” “RYAM” or “Rayonier Advanced Materials.”
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
We are utilizing Securities and Exchange Commission (the SEC) rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received an Important Notice Regarding the Availability of Proxy Materials (the Internet Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Internet Notice tells you how to access and review the Proxy Statement, form of proxy card and our 2023 Annual Report to Stockholders (the Annual Report), which includes our 2023 Annual Report on Form 10-K, as well as instructions for how to submit your proxy over the Internet. If you received the Internet Notice and would still like to receive a printed copy of our proxy materials, simply follow the instructions for requesting printed materials included in the Internet Notice.
The Internet Notice, these proxy solicitation materials and the Annual Report were first made available on the Internet and mailed to certain stockholders on or about March 29, 2024.
The Notice of 2024 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com.
Annual Report
A copy of the Annual Report, which includes the 2023 Annual Report on Form 10-K, is available on the Internet at www.proxyvote.com as set forth in the Internet Notice. However, we will send a copy of our 2023 Annual Report on Form 10-K (with financial statements but without exhibits) to any stockholder without charge upon written request addressed to:
RYAM
Investor Relations
1301 Riverplace Boulevard
Suite 2300
Jacksonville, Florida 32207, USA
Delivery of Materials to Stockholders Sharing an Address
In addition to furnishing proxy materials over the Internet, the Company takes advantage of the SEC’s householding rules to reduce the delivery cost of materials. Under such rules, only one Internet Notice or, if paper copies are requested, only one Proxy Statement and Annual Report, will be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. If you are a stockholder who resides in the same household with another stockholder and you wish to receive a separate Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials for each account, please contact Broadridge Financial Services, Inc. (Broadridge), toll free at 1-866-540-7095. You may also write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Any stockholder making such request will promptly receive a separate copy of the proxy materials, and separate copies of all future proxy materials. Any stockholder currently sharing an address with another stockholder, but nonetheless receiving separate copies of the materials, may request delivery of a single copy in the future by contacting Broadridge Householding Department by telephone or mail as indicated above.

Proxy Statement Summary

This summary highlights selected information that is provided in more detail throughout this Proxy Statement. This summary does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before casting your vote.

2024 ANNUAL MEETING INFORMATION
Date & Time May 15, 2024 5:30 p.m. Eastern Time
Voting
Stockholders of record holding our Common Stock as of the close of business on the record date, which is the close of business on March 15, 2024 (Record Date), are entitled to vote. Each share of Common Stock is entitled to one vote for each matter to be voted upon.

Location DoubleTree Hotel 1201 Riverplace Boulevard Jacksonville, Florida
Admission
To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the record date and (2) a valid government-issued photo identification. If you do not have proof of ownership together with a valid government-issued photo identification, you will not be admitted to the meeting.

Record Date Record holders of our Common Stock as of March 15, 2024 are entitled to notice of and to vote at, the Annual Meeting
Admission to the Annual Meeting is limited to stockholders holding our Common Stock as of the record date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.
No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.
Questions and Answers about the Annual Meeting can be found in Appendix A.

PROPOSALS
MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Elect the Board’s three nominees for Class I directors for terms expiring in 2027	FOR each nominee	13
Proposal 2	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	FOR the proposal	27
Proposal 3	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions	FOR the proposal	28
Proposal 4	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law	FOR the proposal	30
Proposal 5	Approve, in a non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement	FOR the proposal	32
Proposal 6	Ratify the appointment of Grant Thornton as our independent registered public accounting firm for 2024	FOR the proposal	69
2024 RYAM PROXY STATEMENT	1

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
Commitment to Best Practices in
Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
Our corporate governance structure is designed to ensure that our Board effectively exercises its responsibilities and oversight of management’s performance in creating long-term value for our stockholders. The Board also plays a critical role in monitoring adherence to our Core Values and Cultural Cornerstones and promoting the exercise of responsible corporate citizenship. The Board values the feedback we receive from our stockholders and has taken these perspectives into account in implementing actions to broaden stockholder rights and enrich Board composition. Our leading corporate governance practices include:
STOCKHOLDER RIGHTS
Proposal to Declassify the Board of Directors
In our 2019, 2020, 2022 and 2023 proxy statements, management submitted a proposal to be voted on by stockholders at the 2019, 2020, 2022 and 2023 Annual Meetings to declassify the Company’s Board of Directors. This proposal did not receive the required stockholder approval. Again, at our 2024 Annual Meeting, management is proposing that the stockholders vote to declassify the Board.

Proposal to Eliminate Supermajority Voting Provisions
In our 2019, 2020, 2022 and 2023 proxy statements, management submitted a proposal to be voted on by stockholders at the 2019, 2020, 2022 and 2023 Annual Meetings to eliminate supermajority voting provisions from the Company’s Amended and Restated Certificate of Incorporation in favor of a majority voting standard. This proposal did not receive the required stockholder approval. Again, at our 2024 Annual Meeting, management is proposing that the stockholders vote to eliminate the supermajority voting provisions from the Company’s Amended and Restated Certificate of Incorporation.

Independent, Non-Executive Chair of the Board	Our Board of Directors is led by a Non-Executive Chair.
Single Voting Class	All holders of RYAM Common Stock have the same voting rights - one vote per share of stock.
Majority Voting Standard for Director Elections
Our Amended and Restated Bylaws mandate that directors be elected under a majority voting standard in uncontested elections. Each director must receive more votes “For” his or her election than votes “Against” in order to be elected.

Director Resignation
Any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election shall tender his or her resignation. The Nominating and Corporate Governance Committee (Nominating Committee) will consider the resignation and make a recommendation to the full Board. The full Board will then decide to accept or reject the tendered resignation and publicly disclose its decision and rationale.

2

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
BOARD COMPOSITION AND ACCOUNTABILITY
Independence
Our Corporate Governance Principles (CGPs) require that not less than 75% of our directors be independent. At all times during 2023, 89% (eight of nine) of our directors were independent. Additionally, each of our Audit, Compensation and Management Development, Nominating and Corporate Governance and Sustainability committees have consisted entirely of independent directors. See Director Independence section.

Diversity
The composition of the Board represents a diverse and broad mix of skills, experience, attributes, knowledge and perspectives relevant to our business. Three of our nine directors are women and one of the remaining six is racially/ethnically diverse. A summary of relevant director experience and qualifications can be found in the Director Qualifications section.

Continuous Board Refreshment
The average tenure of our directors is 6.2 years. Since 2018, the Board has appointed seven new directors, representing refreshment of 78% of the current nine-member Board in that time. Bryan D. Yokley is the Board’s most recent addition, having been appointed in October 2023.

Annual Management Succession Planning Review	The Board conducts an annual review of management development and succession planning for the CEO and Company senior leadership. See Succession Planning section.
Director Tenure
Our CGPs provide that a director is required to submit an offer of resignation for consideration by the Board upon any significant change in the director’s principal employment or personal circumstance that could adversely impact his or her reputation or the reputation of the Company. See Director Qualifications section.

Director Overboarding Limits
Our CGPs contain provisions to ensure that each of our directors is able to dedicate the meaningful amount of time and attention necessary to be a highly effective member of the Board. A director who is not serving as CEO of a public company may serve on no more than three public company boards (in addition to our Board), and a director serving as the CEO of a public company (including our CEO) may serve on no more than two other public company board (in addition to our Board). No director serving on the Company’s Audit Committee may also serve on the Audit Committee of more than two other public companies.

Mandatory Stock Ownership
Directors with five or more years of tenure on the Board are required to own Company stock having an aggregate equity value equal to or greater than the sum of their annual cash retainers over the previous five years. Prior to reaching this ownership requirement, directors are required to hold all Company stock comprising their annual equity retainer.

Annual Limit on Director Equity Awards and Cash Compensation	Our Incentive Stock Plan limits annual director awards. See Annual Limit on Director Equity Awards and Cash Compensation section.
2024 RYAM PROXY STATEMENT	3

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
CORPORATE GOVERNANCE PRINCIPLES
Our Board has adopted Corporate Governance Principles (CGPs) which govern the function, composition and operation of the Board. The CGPs establish, among other things, criteria for determining director independence and filling Board vacancies. Our CGPs are found on the Company’s website at www.investors.RYAM.com/governance/corporate-governance-information. The Board, through its Nominating Committee, regularly reviews developments in corporate governance and best practices and modifies the CGPs, committee charters and key practices as necessary or desirable.
DIRECTOR INDEPENDENCE
The Company’s Common Stock is listed on the New York Stock Exchange (NYSE). In accordance with NYSE listing standards, the Board makes affirmative determinations annually as to the independence of each director and nominee for election as a director. To assist in making such determinations, the Board has adopted a set of Director Independence Standards which conform to or, in some cases, are more exacting than, the independence requirements set forth in the NYSE listing standards. Our Director Independence Standards are appended to the Company’s CGPs and are available at www.investors.RYAM.com/governance/corporate-governance-information. Based on our Director Independence Standards, the Board has affirmatively determined in its business judgment that all persons who have served as directors of our Company at any time since January 1, 2023, other than Mr. Bloomquist, were independent (eight of nine).
NON-EXECUTIVE CHAIR OF THE BOARD
On May 28, 2022, the Board elected an independent director, Lisa M. Palumbo, to serve as the Board’s Non-Executive Chair. Our Board believes that the separation of the Chair and the CEO roles is appropriate and in the best interests of our Company and its stockholders at this time. This separation recognizes the time and effort our CEO is required to devote to the strategy and day-to-day management of our business and allows our Chair to focus on governance and oversight practices that benefit the long-term interests of our stockholders.
The duties of our Non-Executive Chair of the Board include:
Leading the Board’s oversight of the management of the Company
Approving materials and agendas for Board meetings in consultation with other directors and management
Presiding during stockholder meetings, Board meetings and executive sessions of the independent directors
Facilitating communication among directors and the regular flow of information between management and directors
Serving as principal liaison between independent directors and the CEO
Leading independent directors in periodic reviews of the performance of the CEO
If requested by major stockholders, ensuring he or she is available for consultation and direct communication
Recommending independent outside advisors who report directly to the Board on material issues
Assisting the Board and the Company’s officers in adhering to the CGPs
In collaboration with the Nominating Committee, leading the Board’s annual self-assessment, Committee assignment process and recruitment efforts
4

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
INDEPENDENT NON-MANAGEMENT DIRECTOR MEETINGS
Our independent non-management directors met separately (without the CEO or any members of management) during five regularly scheduled meetings in 2023; these meetings were chaired by our Non-Executive Chair of the Board. Independent directors also have the opportunity to meet without management present at their respective Board committee meetings.
BOARD DIVERSITY

Our Nominating Committee evaluates the specific personal and professional attributes of each director candidate versus those of the existing Board members to ensure the Board is well-rounded in the terms of competencies, experience, attributes, personal history, background, perspective, skills and expertise. Our Board seeks representation across a range of attributes including gender, race, ethnicity, age and other factors that can enhance overall Board perspective and effectiveness. Our current Board composition well reflects the Board’s commitment to these principles. The Board has appointed seven new directors since 2018, representing a refreshment rate of 78% over that period and an overall average tenure of approximately six years. Three of the Board’s nine directors are women and one of the Board’s male directors is racially/ethnically diverse. The Nominating Committee assesses the Board’s diversity through its annual assessment of Board structure and composition and also through its review of the annual Board and committee performance evaluations.
BOARD EVALUATION AND ASSESSMENT
Annual self-evaluation and assessment of Board performance helps ensure that the Board and its committees function effectively and in the best interest of our stockholders. This process also promotes good governance and helps set expectations about the relationship and interaction of the Board and management. The Board’s annual self-evaluation and assessment process, which was overseen by our Non-Executive Chair of the Board in 2023, is currently structured and carried out as follows:
The Nominating Committee reviews the prior year’s process of self-evaluation and assessment for the Board and Board committees, as well as current trends and best practices.

Under the auspices of the Nominating Committee, the Corporate Secretary facilitates the process agreed upon by the Committee. In 2023, this process consisted of preparation of suggested topics of discussion (including key events that occurred during the prior year), which were disseminated to all directors, followed by confidential interviews of each Board member by the Corporate Secretary.

The feedback generated from the interviews is summarized by the Corporate Secretary and shared with the Non-Executive Chair of the Board.

These results are then communicated in executive session to the full Board and each committee, as well as to individual directors, as appropriate, which fosters robust discussion and consensus on actions to be undertaken.

Changes to policies and practices, as warranted, are implemented as directed by the Board.
2024 RYAM PROXY STATEMENT	5

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
The structure of this process is reviewed annually by the Company’s Nominating Committee, which makes changes to the process as it deems appropriate in accordance with good governance practices.
SUCCESSION PLANNING
One of our Board’s primary responsibilities is to ensure that the Company has a high-performing management team in place. Our full Board has responsibility for management succession planning. The Board manages the succession planning process and, on an annual basis, reviews and approves succession plans for the CEO and other senior executives. This detailed process is designed to maximize the pool of qualified internal candidates who can assume top management positions. Increasing the number of diverse candidates within this pool is a key priority for the Company. To assist with this process, the CEO annually provides our Board with an assessment of senior managers and the potential of each manager to succeed to the CEO position. The CEO also provides the Board with an assessment of persons considered potential successors to senior management positions.
OVERSIGHT OF RISK
We have a robust risk assessment and mitigation process, overseen by our Board, which includes extensive interaction among our Board, CEO and members of senior management.

BOARD OF DIRECTORS

The Board oversees risk management through a management-led assessment process that involves direct Board committee oversight. The Board annually appoints the members of the Enterprise Risk Management (ERM) Committee, which is chaired by the CEO, who also serves as the Company's Chief Risk Officer. Senior executives of the Company are members of the ERM Committee.

ENTERPRISE RISK MANAGEMENT COMMITTEE

The ERM Committee appoints the members of business unit and staff function-level Risk Assessment and Mitigation teams, which continually identify and assess the risks facing their respective business or function and submit semi-annual reports to the ERM Committee. These reports form the basis of the ERM Committee's annual risk assessment. This assessment is used to develop a list of enterprise-level material risks which are reported to the Audit Committee for review and evaluation of mitigation strategies.

AUDIT COMMITTEE

The Audit Committee then assigns ongoing Board-level oversight responsibility for each material risk identified by the ERM Committee to either the full Board or the appropriate Board committee[1]. Presentations and other communications regarding each risk are made to the Board and/or applicable Board committee periodically during the year.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The ERM Committee's annual risk assessment of the Company's overall compensation policies and practices is presented to the Compensation and Management Development Committee (Compensation Committee).

[1]	See pages 25 and 26 for a summary of our Board committees’ areas of oversight, including risk oversight.
6

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
ENGAGEMENT BY MANAGEMENT AND OUR BOARD WITH OUR
STOCKHOLDERS

INVESTMENT COMMUNITY OUTREACH Calls, meetings and other personal engagements	>300

STOCKHOLDER ENGAGEMENT Percentage of Common Stock reached out to/spoken with, through calls, meetings and other personal engagements	~58%/~30%

ANNUAL MEETING ENGAGEMENT Percentage of Common Stock represented by vote at the 2023 Annual Meeting	85%

Stockholder Engagement Overview
Our Board and management value and rely upon our stockholders’ perspectives. To help ensure we understand and focus on the priorities that matter most to our stockholders, our directors and senior management proactively conduct thorough and extensive investor outreach throughout the year. In addition to discussing business results and initiatives, strategy and capital structure, we engage with investors on various other matters integral to our business and the Company, such as governance practices, executive compensation and sustainability.
Specific Ways We Engaged with Stockholders in 2023
In 2023, we reached out to stockholders representing approximately 58% of our issued and outstanding shares. We successfully met and directly engaged with stockholders representing approximately 30% of our outstanding shares, either in person or via teleconference. We conducted quarterly earnings calls that were open to all investors, including analysts covering our Company, whom we invited to ask questions. To supplement our other outreach and engagement initiatives, in early 2023 we commissioned a formal investor survey through which we received candid and valuable feedback. Additionally, on October 10, 2023, we held an Investor Day at the New York Stock Exchange in which we provided our investors and other stakeholders with key insights and updates regarding the Company's strategic direction, business initiatives and financial outlook.
Furthermore, we engaged with leading proxy advisors who serve our investors and participated in five industry conferences. Our independent directors remained actively involved in our investor engagement endeavors. The feedback gathered during these interactions was carefully evaluated and considered by our Board and management.
A key focus of our outreach was to continue our dialogue with investors regarding the Company’s strategy, including optimizing the balance sheet by reducing debt and leveraging growth opportunities through its biomaterial investments. This is discussed in more detail below and in the CD&A section.
Stockholders and other interested parties who would like to communicate with one or more members of the Board, a Board committee, the Non-Executive Chair of the Board or the independent non-management directors as a group may do so by writing to any such party at RYAM, c/o Corporate Secretary, 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida 32207. All communications received will be forwarded to the intended recipient(s).
2024 RYAM PROXY STATEMENT	7

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
STANDARD OF ETHICS AND CODE OF CORPORATE CONDUCT
The Company’s Standard of Ethics and Code of Corporate Conduct (Code of Conduct) is available on the Company’s website at www.investors.RYAM.com/governance/corporate-governance-information. Any waivers or amendments to the Code of Conduct will also be available on the Company’s website.
SUSTAINABILITY FOCUS
RYAM’s commitment to sustainability is closely aligned with our vision to further enhance and leverage our sustainable business model – transforming renewable materials into remarkable products to help meet the ever-growing global demand for customized high performing, sustainable materials.
We invite you to visit our Sustainability page on RYAM.com for the latest disclosures and updates – www.RYAM.com/sustainability.
The information on our website, including our 2022 Environmental, Social and Governance Progress Update, is not part of, and is not incorporated by reference into, this Proxy Statement.
8

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant time commitment and the skills and experience level necessary for directors to fulfill their duties.
The Nominating Committee’s annual compensation review includes a periodic analysis of data, comparing the Company’s director compensation levels against a peer group of publicly held companies. Frederick W. Cook & Co., Inc. (F. W. Cook), the Board’s independent compensation consultant, provides the Nominating Committee with advice and recommendations on the composition of the peer group (the same peer group used by our Compensation Committee for executive compensation benchmarking purposes, as discussed in the CD&A) and broad market survey data used for benchmarking our director compensation program. The Nominating Committee uses the information provided by F. W. Cook, as well as other data, to reach its recommendation regarding compensation to be paid to our directors. The Nominating Committee’s recommendation is then provided to the full Board for review and final approval.
Our directors are subject to minimum stock ownership and stock retention requirements, as discussed in the Director Mandatory Stock Ownership and Retention Requirements section below.
2023/2024 Cash Compensation
Non-management director compensation is set by the Board after considering the recommendation of the Nominating Committee. For the twelve-month 2023-2024 director compensation period, which ends with the 2024 Annual Meeting, each non-management director receives the following cash compensation (which is prorated for partial year service):
Annual cash retainer of $85,000, payable in equal quarterly installments

Additional annual cash retainers of $20,000 for the Audit Committee Chair, and $15,000 for each of the Compensation, Finance, Nominating and Sustainability Committee Chairs, payable in equal quarterly installments. No such additional retainer is payable to the Sustainability Committee Chair when such position is held by the then-current Non-Executive Chair of the Board; and

Additional annual cash retainer for the Non-Executive Chair of the Board of $100,000, payable in equal quarterly installments
Annual Equity Awards
For the 2023-2024 period, on or about May 18, 2023, each non-management director received a restricted stock unit (RSU) award equivalent to $115,000 based on grant date fair value (which is prorated for partial year service), to vest on May 18, 2024 if the director has not voluntarily left the Board prior to such date (other than due to the director’s death or disability or in the event of other extraordinary circumstances as determined by the Nominating Committee).
Dividends (if any) on the RSU award accrue in a separate account and are paid upon vesting, together with interest thereon at a rate equal to the Prime Rate as reported in The Wall Street Journal, adjusted and compounded annually as of each December 31 (the Prime Rate).
Annual Limit on Director Equity Awards and Cash Compensation
Our current Equity Incentive Stock Plan caps annual equity awards together with cash compensation to each director at not more than $400,000 per year.
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COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
Cash Fees Deferral Plan
Directors may defer up to 100% of their cash compensation. Any deferred amounts are paid to the director in a single lump sum on the conclusion of the director’s term or upon termination as a director. Any deferred amounts earn interest at a rate equal to the Prime Rate.
Director Mandatory Stock Ownership and Retention Requirements
Directors with five or more years of tenure on the Board are required to own Company stock having an aggregate equity value equal to or greater than the sum of their annual cash retainers over the previous five years. Prior to reaching this ownership requirement, directors are required to hold all Company stock comprising their annual equity retainer. As of March 12, 2024, each of our directors is in compliance with our stock ownership and retention guidelines.
2023 Director Compensation Table
The following table provides compensation information for the one-year period ended December 31, 2023, for all individuals serving on our Board at any time from January 1, 2023, until December 31, 2023.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Charles E. Adair	105,000	115,000(2)	-	220,000
De Lyle W. Bloomquist(3)	-	-	-	-
Julie A. Dill	100,000	115,000(2)	-	215,000
Charles R. Eggert	85,000	115,000(2)	11,858(4)	211,858
James F. Kirsch	100,000	115,000(2)	-	215,000
David C. Mariano	85,000	115,000(2)	-	200,000
Thomas I. Morgan(5)	63,750	115,000(2)(6)	-	178,750
Lisa M. Palumbo	185,000	115,000(2)	-	300,000
Ivona Smith	100,000	115,000(2)	-	215,000
Bryan D. Yokley	31,992	72,036(7)	-	104,028
(1)
Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. A discussion of the assumptions used in calculating these values may be found in Note 16 Incentive Stock Plans included in the notes to consolidated financial statements in our 2023 Annual Report on Form 10-K.

(2)
On May 18, 2023, each non-management director (except Mr. Yokley) was granted a restricted stock unit award equivalent to $115,000 which, based on grant date value ($4.21), corresponded to 27,316 restricted stock units, for a total award of $115,000.36 after rounding (because the Company does not issue fractional shares for director equity awards). The aggregate number of restricted stock units outstanding on December 31, 2023 for each of Ms. Dill, Ms. Palumbo, Ms. Smith and Messrs. Adair, Eggert, Kirsch, Mariano and Morgan were 27,316.

(3)
Mr. Bloomquist, as an executive officer of the Company, was not compensated for his service as a director. See the Summary Compensation Table for compensation information relating to Mr. Bloomquist during 2023.

(4)	Reimbursement for spousal travel expenses.
(5)	Mr. Morgan retired from the Board effective September 30, 2023.
(6)
In accordance with the terms of the May 18, 2023 non-management director RSU grant, given the specific circumstances of Mr. Morgan’s resignation, the Nominating Committee approved allowing Mr. Morgan’s RSU grant to continue to vest on May 18, 2024, at which time Mr. Morgan will receive the underlying shares of RYAM Common Stock.

(7)
On October 1, 2023, Mr. Yokley was granted a restricted stock unit award equivalent to $72,036 which, based on grant date value ($3.51), corresponded to 20,523 restricted stock units, for a total award of $72,035.73 after rounding (because the Company does not issue fractional shares for director equity awards). The aggregate number of restricted stock units outstanding on December 31, 2023 for Mr. Yokley was 20,523.

10

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
ANTI-HEDGING/ANTI-PLEDGING POLICY
We have adopted a stringent anti-hedging and anti-pledging policy that applies to all (1) employees of the Company who are officers, (2) directors and (3) immediate family members of employees who are officers and directors and other members of their households, as well as entities controlled by any of them. Under our policy, the Company may also designate, from time to time, in our discretion, other key employees to be subject to our anti-hedging policy.
The policy precludes all hedging or other offsetting of any potential decrease in the market value of the Company’s equity securities as well as pledging of Company securities. Although not limited to these specific types of transactions, under the Company’s policy the following are specifically prohibited:
Short sales
Trading in options
Hedging transactions of all types, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds
Pledges of Company securities, such as collateral for margin loans or margin accounts
Standing or limit orders, unless under a Rule 10b5-1 plan that meets all requirements of the Company’s applicable policy and is approved by the Company’s Corporate Secretary
RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy designed to minimize potential conflicts of interest in connection with Company transactions with related persons. Our policy defines a “Related Person” to include any director, executive officer or person owning more than five percent of the Company’s stock, any of their immediate family members and any entity with which any of the foregoing persons are employed or affiliated. A “Related Person Transaction” is defined as a transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000 and a Related Person has or will have a direct or indirect material interest.
To implement the policy, each year a Related Person list is compiled based on information obtained from our annual Director and Officer Questionnaires and, after review and consolidation by our Corporate Secretary, is provided to business unit, accounts payable, accounts receivable, financial, legal and communications managers and other persons responsible for purchasing or selling goods or services for the Company. Prior to entering into any transaction with a Related Person, the manager responsible for the potential transaction, or the Related Person, must provide notice to the Corporate Secretary setting out the facts and circumstances of the proposed transaction. If the Corporate Secretary determines the transaction would constitute a Related Person Transaction, it is then submitted for consideration by the Audit Committee, which will approve only those transactions determined to be in, or not inconsistent with, the best interests of the Company and its stockholders. In reviewing Related Person Transactions, the Audit Committee considers:
The Related Person’s relationship to the Company and interest in any transaction with the Company
The material terms of a transaction with the Company, including the type and amount
The benefits to the Company of any proposed or actual transaction
The availability of other sources of comparable products and services that are part of a transaction with the Company; and
If applicable, the impact on a director’s independence
In the event we become aware of a completed or ongoing Related Person Transaction that has not been previously approved, it is promptly submitted to the Audit Committee for evaluation and, if deemed appropriate, ratification.
2024 RYAM PROXY STATEMENT	11

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE
In addition, each year the persons and entities identified as Related Persons are matched against the Company’s accounts payable and accounts receivable records to determine whether any Related Person participated in a transaction with the Company, regardless of the amount involved. A report of all such transactions is prepared by the Corporate Secretary and reviewed with the Audit Committee to determine if any would constitute a Related Person Transaction under our policy or would require Proxy Statement disclosure under applicable SEC rules and regulations. After conclusion of this process, the Audit Committee did not identify any Related Person Transactions occurring in 2023 that would require Proxy Statement disclosure.
12

PROPOSAL 1-ELECTION OF DIRECTORS
Proposal 1 - Election of Directors
Our Board is responsible for establishing overall corporate policy and for overseeing management and the ultimate performance of the Company. Our Board reviews strategy and significant developments affecting the Company and acts on matters requiring Board approval. Our Board held 9 meetings during 2023 and each director attended at least 75% of the combined total of all (i) Board meetings and (ii) meetings of committees of the Board of which the director was a member during his or her tenure as a Board member.
Our Board currently consists of nine directors divided into three classes (I, II and III) serving staggered three-year terms. Directors for each class will be voted on at the annual meeting of stockholders held in the year in which the term for that class expires and after election, will serve for a term of three years. The terms of the Class I directors will expire at the 2024 Annual Meeting of Stockholders, the terms of the Class II directors will expire at the 2025 Annual Meeting of Stockholders and the terms of the Class III directors are set to expire at the 2026 Annual Meeting of Stockholders (and such directors are nominees for election at such Annual Meeting).
Accordingly, stockholders are being asked to vote on the election of the three Class I directors, each to serve until their successors are duly elected and qualified at the 2027 Annual Meeting of Stockholders. Each of the nominees has consented to stand for election. Our Board has no reason to believe any nominee will be unable to serve as a director. If, however, a nominee should be unable to serve at the time of the 2024 Annual Meeting of Stockholders, Common Stock properly represented by valid proxies will be voted for a substitute nominee nominated by the Board. Alternatively, our Board may either allow the vacancy to remain unfilled until an appropriate candidate is located or may reduce the authorized number of directors on our Board to eliminate the unfilled seat.
If any incumbent nominee for director should fail to receive the required affirmative vote of a majority of the votes cast with regard to his or her election, then under Delaware law (the Company’s state of incorporation) the director would remain in office as a holdover director until a successor is elected or the director resigns, retires or is otherwise removed. In such a situation, our CGPs require the director to tender his or her resignation to our Board. The Nominating Committee would then consider such resignation and make a recommendation to our Board as to whether to accept or decline the resignation. Our Board would then make a determination and publicly disclose its decision and rationale within 90 days after receipt of the tendered resignation.
DIRECTOR QUALIFICATIONS
In identifying and evaluating potential nominees, our Nominating Committee seeks individuals who have the experience, skills, knowledge, expertise and personal and professional integrity to be effective, in conjunction with our other Board members, in collectively serving the long-term interests of our stockholders. Criteria for Board membership is periodically evaluated by the Nominating Committee taking into account the Company’s strategy, objectives, markets, operations, regulatory environment and other relevant factors, as well as change, if any, in applicable laws and NYSE listing standards.
We believe the members of our Board have the optimal mix of relevant and diverse experience, qualifications, attributes and skills given the Company’s business, together with demonstrated integrity, judgement, leadership and collegiality, to effectively advise and oversee management in executing our strategy.
Each of the directors listed below, including the three nominees for election, has experience as a senior executive and is serving or has served as a director of one or more private or public companies and on a variety of board committees. As such, each has experience in many of the following areas, which are critical to the conduct of the Company’s business: strategy development and implementation; global operations; risk assessment and management; accounting and financial reporting; internal controls; capital markets and corporate finance; the evaluation, compensation, motivation and retention of senior executive talent; public policy as it impacts global industrial companies; compliance program oversight; and corporate governance. Many of the directors also bring
2024 RYAM PROXY STATEMENT	13

PROPOSAL 1-ELECTION OF DIRECTORS
insights into specific end-markets and geographic regions that are important to the Company. Our directors collectively provide a range of perspectives, experiences and competencies well-suited to providing advice and counsel to management and to overseeing the Company’s business and operations. See the Director Skills and Experience Matrix.
A biography of each member of the Company’s Board, including the three nominees for election, is set forth below, along with a statement of each director’s qualifications to serve on the Board.

The Board of Directors recommends that you vote “FOR” each of its three nominees named below for election to the Board of Directors for a term to expire at the 2027 Annual Meeting of Stockholders.

14

PROPOSAL 1-ELECTION OF DIRECTORS
BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF THE THREE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
Class I, Terms to Expire in 2027, if Re-elected

CHARLES E. ADAIR	AGE: 76	DIRECTOR SINCE: 2015

Mr. Adair has been the President of Kowaliga Capital, Inc., an investment company, since 1993. Mr. Adair previously worked for Durr-Fillauer Medical, Inc. where he served in various capacities including President and Chief Operating Officer from 1973 to 1992. Mr. Adair served on the Board of Directors of Globe Life Inc. from 2003 until his retirement in April 2022. Mr. Adair also served on the Board of Directors of Tech Data Corporation (TECD) from 1995 through June 2020 when TECD was acquired by Apollo Global Management, Inc. and PSS World Medical, Inc. (PSS), from 2002 through February 2013 when PSS was acquired by McKesson Corp. Mr. Adair is a Certified Public Accountant (inactive) and holds a B.S. degree in Accounting from the University of Alabama and is a graduate of the Advanced Management Program from Harvard University.

EXPERIENCE:
Mr. Adair brings significant experience in public company governance as a director, financial management and accounting, as well as extensive distribution and global supply chain expertise. As a result, we believe he is particularly well-suited to contribute to Board oversight of the Company’s governance and overall financial performance, auditing and its external auditors and controls over financial reporting.

2024 RYAM PROXY STATEMENT	15

PROPOSAL 1-ELECTION OF DIRECTORS

JULIE A. DILL	AGE: 64	DIRECTOR SINCE: 2018

Ms. Dill most recently served as the Chief Communications Officer for Spectra Energy Corp. (Spectra) (which operated in three key areas of the natural gas industry: transmission and storage, distribution, and gathering and processing) from 2013 until Spectra’s merger with Enbridge, Inc. in February 2017. She previously served as the Group Vice President of Strategy for Spectra and the President and CEO of Spectra Energy Partners, LP (NYSE: SEP) from 2012 until 2013 and prior to that served as President of Union Gas Limited from 2007 until 2011. Previously, Ms. Dill served in various financial and operational roles with Duke Energy, Duke Energy International and Shell Oil Company. She serves on the Board of Directors of Sterling Infrastructure, Inc. and Southern Star Central Gas Pipeline. Ms. Dill serves on the Board of Directors of the Tri-Cities Chapter of the National Association of Corporate Directors, is a member of the Advisory Council for the College of Business and Economics at New Mexico State University and sits on the Community Relations Committee of the Health System Board of Memorial Hermann Hospital. Previously, she sat on the advisory board of Centuri Group, from 2018 to 2024; the Board of Directors of QEP Resources, Inc., from 2013 to March 2021; InterPipeline Ltd., from 2018 to August 2021; and Spectra Energy Partners, LP from 2012 to February 2017. Ms. Dill holds a B.B.A. from New Mexico State University, is a graduate of the Advanced Management Program from Harvard University, has received her NACD Directorship Certification and earned a CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University.

EXPERIENCE:
As a result of Ms. Dill’s experience as the President and CEO of a publicly-traded energy company, her strong financial background, investor relations and communications experience and her more than 35 years of experience in the energy industry, including in Canada, we believe she provides valuable insight and knowledge to our Board’s oversight of the Company’s internal operations, investor relations and communications strategies.

16

PROPOSAL 1-ELECTION OF DIRECTORS

JAMES F. KIRSCH	AGE: 66	DIRECTOR SINCE: 2014

Mr. Kirsch served as the Chairman, President and CEO of Ferro Corporation (a leading producer of specialty materials and chemicals) from 2006 to 2012. He joined Ferro in October 2004 as its President and Chief Operating Officer, was appointed CEO and Director in November 2005 and was elected Chairman in December 2006. Prior to that, from 2002 through 2004, he served as President of Quantum Composites, Inc. (a manufacturer of thermoset molding compounds, parts and sub-assemblies for the automotive, aerospace, electrical and HVAC industries). From 1999 through 2002, he served as President and a director of Ballard Generation Systems, Inc. and Vice President for Ballard Power Systems Inc. in Burnaby, British Columbia, Canada. Mr. Kirsch began his career with The Dow Chemical Company, where he spent 19 years and held various positions of increasing responsibility, including global business director of Propylene Oxide and Derivatives and Global Vice President of Electrochemicals. Mr. Kirsch formerly served as a director of GCP Applied Technologies Inc. from 2018 to 2020, as a director of Cleveland-Cliffs, Inc., formerly known as Cliffs Natural Resources, Inc. from March 2010 to August 2014 and as the Executive Chairman from January 2014 to August 2014. He is a graduate of The Ohio State University.

EXPERIENCE:
Mr. Kirsch brings a wealth of senior management experience with major organizations with international operations and has substantial experience in the areas of specialty materials and chemicals. As a former chairman, president and CEO of a NYSE-listed company, he brings considerable senior leadership experience to our Board and the committees thereof on which he serves.

2024 RYAM PROXY STATEMENT	17

PROPOSAL 1-ELECTION OF DIRECTORS
BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF OTHER DIRECTORS
Class II, Terms to Expire in 2025

LISA M. PALUMBO	AGE: 66	DIRECTOR SINCE: 2014

Ms. Palumbo served as the Senior Vice President, General Counsel and Secretary of Parsons Brinckerhoff Group Inc. (a global consulting firm providing planning, design, construction and program management services for critical infrastructure projects) from 2008 until her retirement in January 2015. Prior to that, Ms. Palumbo served as Senior Vice President, General Counsel and Secretary of EDO Corporation (a defense technology company) from 2002 to 2008. In 2001, Ms. Palumbo served as Senior Vice President, General Counsel and Secretary of Moore Corporation; from 1997 to 2001 she served as Vice President, General Counsel and Secretary of Rayonier Inc. and from 1987 to 1997 she served in positions of increasing responsibility, including Assistant General Counsel and Assistant Secretary for Avnet, Inc. (a global distributor of technology products). Ms. Palumbo holds bachelor’s and juris doctorate degrees from Rutgers University.

EXPERIENCE:
With over 28 years of legal experience with international, public and private companies, Ms. Palumbo brings substantial expertise in the areas of law, corporate governance, mergers and acquisitions, enterprise risk management, health and safety and compliance. We believe this experience and expertise, together with her prior experience as the General Counsel of Rayonier Inc., uniquely qualify her to contribute to our Board regarding the Company’s business and to assist with our Board’s oversight of the Company’s risk management, legal and compliance responsibilities.

18

PROPOSAL 1-ELECTION OF DIRECTORS

IVONA SMITH	AGE: 54	DIRECTOR SINCE: 2020

Ms. Smith is an advisor with Drivetrain LLC, an independent fiduciary services firm, a position she has held since 2016. Prior to joining Drivetrain LLC, she was Managing Director at Fair Oaks Capital LP, an investment advisory firm, from 2014 to 2016, Co-Founder of Restoration Capital Management LLC, an investment advisory firm from 2001-2012 and Co-Portfolio Manager at Tribeca Investments, LLC, the broker/dealer division of Citigroup/Traveler’s from 1999 to 2000. Ms. Smith was also an auditor, analyst and financial consultant at various accounting and investment banking firms, including Kidder Peabody and Ernst & Young. Ms. Smith formerly served on the Boards of ITN Networks LLC (2017 to 2018) and The Weinstein Company (2018 to 2021 during its sale and wind-down), among others. Ms. Smith holds a bachelor’s degree in finance from Fordham University and an MBA from NYU Stern School of Business.

EXPERIENCE:
Ms. Smith brings significant financial, capital markets, restructuring and accounting experience, working extensively with senior management teams and as a fiduciary to the investment community, including serving as an outside independent director for companies. Additionally, she has over 25 years of experience investing in or advising companies undergoing operational or financial challenges. Ms. Smith is particularly well-suited to contribute to the Board’s oversight of the Company’s capital structure, financial performance, auditing and its external auditors and controls over financial reporting.

BRYAN D. YOKLEY	AGE: 62	DIRECTOR SINCE: 2023

Mr. Yokley served as an Audit Partner of Ernst & Young Global Limited (a global leader in assurance, tax, information technology services, consulting, and advisory services to its clients) from 2001 until his retirement in June 2022. Prior to that, Mr. Yokley served as Chief Financial Officer of World Access, Inc. and from 1997 to 1999 was an Audit Partner at Ernst Young. Mr. Yokley served a fellowship with the Financial Accounting Standards Board in Connecticut from 1995 to 1997 and from 1984 to 1995 was an auditor for Arthur Young (Ernst Young merged with Arthur Young in 1989). Mr. Yokley is a Certified Public Accountant (inactive) and holds a bachelor’s degree in business administration from the University of Alabama.

EXPERIENCE:
Mr. Yokley has 40 years of managerial, financial and accounting experience working extensively with senior management, audit committees and boards of directors of public companies. We believe Mr. Yokley’s experience and financial expertise allow him to significantly contribute to our Board’s oversight of the Company’s overall financial performance, auditing and its external auditors, and controls over financial reporting.

2024 RYAM PROXY STATEMENT	19

PROPOSAL 1-ELECTION OF DIRECTORS
Class III, Terms to Expire in 2026

DE LYLE W. BLOOMQUIST	AGE: 65	DIRECTOR SINCE: 2014

Mr. Bloomquist is President and Chief Executive Officer of the Company, a position he has held since May 28, 2022. He is also a partner for Windrunner Management Advisors LLC (a management advisory services business). He retired in March 2015 as President, Global Chemical Business of Tata Chemicals Limited (an international inorganic chemical and fertilizer manufacturing company), a position he held since 2009. Previously, he served as President and Chief Executive Officer (CEO) of General Chemical Industrial Products Inc. (which was acquired by Tata Chemicals Limited in 2008) from 2004 to 2009. Prior to that, Mr. Bloomquist served at General Chemical Group Inc. in positions of increasing responsibility from 1991 to 2004, including Division Vice President and General Manager, Industrial Chemicals and Vice President and Chief Operating Officer. Mr. Bloomquist serves on the Board of Directors of Sisecam Wyoming LLC (f/k/a Ciner Wyoming LLC) and Evoq Nano, Inc. He is currently a partner for Ranch Estates LLC (a real estate developer) and WC Tucson I LLC (a real estate developer). Mr. Bloomquist also served as a director of Crystal Peak Minerals (f/k/a EPM Mining Ventures Inc. from October 2011 to November 2021, PDS Biotechnology Corporation (f/k/a Edge Therapeutics Inc.) from December 2006 to March 2019, Scientia Vascular LLC from October 2017 to May 2021, Huber Engineered Materials from July 2010 to November 2020, Vivos Therapeautics Inc., from April 2018 to March 2019, and Costa Farms, Inc. from July 2016 to July 2017. He also serves on the Board of Business Advisors for the Tepper School of Business at Carnegie Mellon University and on the Board of Advisors for Sonoran Capital. Mr. Bloomquist is a graduate of Brigham Young University and holds an MBA from Carnegie Mellon University.

EXPERIENCE:
As a result of Mr. Bloomquist’s service as the Company’s President and CEO and his over 25 years of domestic and international experience in the chemicals, minerals and materials industries, including in the areas of finance, sales, logistics, operations, IT, strategy and business development, as well as CEO and other senior leadership experience, he has developed valuable business, management and leadership experience. We believe Mr. Bloomquist’s depth and breadth of experience and expertise in these industries makes him particularly well-suited to help lead the Board’s consideration of operational and strategic decisions and manage the Company’s business.

20

PROPOSAL 1-ELECTION OF DIRECTORS

CHARLES R. EGGERT	AGE: 70	DIRECTOR SINCE: 2022

Mr. Eggert has been an Operating Partner at iSelect Fund Management, a venture capital firm focused on early-stage agriculture, food, nutrition, and wellness growth companies, since 2019. Prior to this, Mr. Eggert served as an Operating Partner for Arsenal Capital Partners, a lower middle market private equity firm specializing in building value for specialty chemical and healthcare service companies from 2016 to 2019. He also served as a Board member at Arsenal portfolio companies Spartech LLC, Chroma Color Corporation, and Meridian Adhesives Group. Mr. Eggert served as President and CEO of Solvaira Specialties, one of Arsenal’s portfolio companies. He also served six years as CEO and a member of the Board of Directors of the renewable chemicals company OPX Biotechnologies, Inc. From 1999 to 2008, Mr. Eggert held several positions at the National Starch and Chemical business of ICI PLC including Group Vice President, Specialty Polymers. From 1997 to 1999, he was Vice President Marketing and Sales at Engelhard and from 1977 to 1997, he held roles with increasing responsibility at Monsanto Company in R&D, manufacturing, business development, and marketing. He is currently a member of the Board of Directors of CP Kelco. Mr. Eggert graduated from Washington University in St. Louis with an MBA in Marketing and Finance. He holds a master’s degree in Biochemical Engineering from the University of Minnesota and a bachelor’s degree in Chemical Engineering from Washington University.

EXPERIENCE:
With his impressive track record of driving growth through strategic leadership and operational transformation in the global specialty chemicals and food ingredients industries, including in a venture capital role of identifying investments and developing value creation strategies for early-stage companies, we believe Mr. Eggert’s is uniquely qualified to contribute to the Board’s oversight of the Company’s innovation, new products and business development efforts as the Company looks to execute its Biofuture strategy.

2024 RYAM PROXY STATEMENT	21

PROPOSAL 1-ELECTION OF DIRECTORS

DAVID C. MARIANO	AGE: 61	DIRECTOR SINCE: 2020

Mr. Mariano is currently the Managing Director of DCM Capital, a private investment firm with holdings in the equity and debt of public and private companies, a position he has held since founding DCM in 2011. From 1998 to 2011, Mr. Mariano was Managing Partner of Wellspring Capital Management, a registered investment advisor focusing on turnaround and restructuring opportunities in a range of industries and served as Executive Chairman of the Board of Neucel Specialty Cellulose, a manufacturer and seller of dissolving wood pulp products, including high purity specialty cellulose and viscose pulps, from 2006 to 2011. Mr. Mariano was also a Managing Director at the Blackstone Group and a Senior Manager at Ernst & Young. He holds a bachelor’s degree in economics from Gustavus Adolphus College and an MBA from Duke University.

EXPERIENCE:
Mr. Mariano has 35 years of experience investing in, managing and advising global businesses, with a focus over the past 17 years in the dissolving wood pulp industry, as well as significant experience in capital markets, restructurings and value-creating transactions. He is also a significant stockholder of the Company, currently holding approximately 1.35% of the Company’s Common Stock.

22

PROPOSAL 1-ELECTION OF DIRECTORS
DIRECTOR SKILLS, EXPERIENCE AND DIVERSITY MATRIX
The table below shows the skills, experience and diversity that each director brings to the Board.

SKILLS/EXPERIENCE	ADAIR	BLOOMQUIST	DILL	EGGERT	KIRSCH	MARIANO	PALUMBO	SMITH	YOKLEY
CURRENT OR PAST CEO		»	»	»	»				
OTHER PUBLIC COMPANY BOARD SERVICE	»	»	»		»	»		»	
FINANCIAL REPORTING AND INTERNAL CONTROLS	»	»	»		»			»	»
CAPITAL MARKETS AND FINANCE	»	»		»	»	»		»	»
INNOVATION/NEW PRODUCTS		»		»					
INTERNATIONAL/ GLOBAL TRADE	»	»	»	»	»	»	»		»
INVESTOR RELATIONS/ COMMUNICATIONS			»					»	
FOREST PRODUCTS INDUSTRY, INCLUDING DISSOLVING WOOD PULP		»				»	»		
MATERIALS AND CHEMICALS INDUSTRY		»		»	»	»			
MANUFACTURING/ DISTRIBUTION	»	»	»	»	»	»	»		
GOVERNMENT/LEGAL/ REGULATORY			»				»		
DEMOGRAPHICS									
RACE/ETHNICITY									
American Indian or Alaska Native									
Asian						»			
Black or African American									
Hispanic, Latino or Spanish Origin									
Native Hawaiian or Other Pacific Islander						»			
White/Caucasian	»	»	»	»	»		»	»	»
GENDER									
Male	»	»		»	»	»			»
Female			»				»	»

2024 RYAM PROXY STATEMENT	23

PROPOSAL 1-ELECTION OF DIRECTORS
DIRECTOR NOMINATION PROCESS
Potential director candidates may come to the attention of the Nominating Committee through current directors, management, business leaders, stockholders and others. The Nominating Committee also has, from time to time, utilized independent third-party search firms to identify potential director candidates and may do so in the future. Our Nominating Committee will consider director nominees submitted by stockholders based on the same criteria used in evaluating candidates for Board membership identified from any other source. The directions for stockholders to submit director nominations for the 2025 Annual Meeting of Stockholders are set forth in Appendix A under When Are Stockholder Proposals for the 2025 Annual Meeting of Stockholders Due?
FORMAL DIRECTOR ONBOARDING PROCESS
Upon joining the Board, new directors receive a comprehensive orientation and formal onboarding process to facilitate their transition onto the Board. Our onboarding process familiarizes new directors with the Company’s businesses, strategic plans, governance program, Board policies and the director’s responsibilities on assigned Board committees. New directors hold meetings with the Company’s senior leadership and key management team members to learn about the Company and its opportunities, challenges and risks and participate in site visits to learn about our manufacturing, quality and supply chain operations. Based on feedback received, we believe this onboarding program, coupled with participation in regular Board and Board committee meetings, provides new directors with a strong foundation in our Company’s business and accelerates their ability to fully engage in Board discussions.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
Directors are encouraged to attend each Annual Meeting of Stockholders. At the 2023 Annual Meeting of Stockholders, all directors were in attendance.
24

PROPOSAL 1-ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
The Board has five standing committees, each of which operates under a written charter available on the Company’s website at www.investors.RYAM.com/governance/corporate-governance-information.
AUDIT	NUMBER OF MEETINGS IN 2023: 8
This committee advises the Board and oversees our accounting and financial reporting policies, processes and systems, as well as our systems for internal control, including:	CURRENT MEMBERS: Charles E. Adair, Chair Charles R. Eggert David C. Mariano Bryan D. Yokley
overseeing financial reporting, controls and audit performance monitoring and oversight of the independence and performance of our independent registered public accounting firm, with responsibility for such firm’s selection, evaluation, compensation and, if applicable, discharge approving, in advance, all of the audit and non-audit services provided to the Company by the independent registered public accounting firm facilitating open communication among the Board, senior management, internal audit and the independent registered public accounting firm overseeing our enterprise risk management, cybersecurity and legal compliance and ethics programs, including our Standard of Ethics and Code of Corporate Conduct
COMPENSATION AND MANAGEMENT DEVELOPMENT	NUMBER OF MEETINGS IN 2023: 6
This committee oversees the compensation and benefits of senior-level employees, including:	CURRENT MEMBERS: Julie A. Dill, Chair Charles E. Adair Lisa M. Palumbo Bryan D. Yokley
evaluating senior executive performance, succession planning and development matters establishing executive compensation
reviewing and approving the Compensation Discussion and Analysis included in the annual Proxy Statement recommending compensation actions regarding our CEO for approval by non-management directors of the Board approving individual compensation actions for all senior executives other than our CEO
FINANCE AND STRATEGIC PLANNING	NUMBER OF MEETINGS IN 2023: 12
This committee advises the Board with regard to capital strategy, financial matters and strategic planning, including:	CURRENT MEMBERS: James F. Kirsch, Chair De Lyle W. Bloomquist David C. Mariano Ivona Smith
reviewing the Company’s capital structure and capital allocation priorities, policies and guidelines advising management with respect to development of the Company’s strategic planning process providing review and oversight with respect to significant financings and banking relationships reviewing and recommending the registration, issuance and redemption of Company equity securities and evaluating the Company’s dividend policy overseeing the financial performance of the assets invested in our pension and savings plans and reviewing employee benefits ensuring robust focus on growth through innovation and new products providing oversight with respect to the Company’s tax strategy, hedging policies and financial aspects of insurance program
2024 RYAM PROXY STATEMENT	25

PROPOSAL 1-ELECTION OF DIRECTORS
NOMINATING AND CORPORATE GOVERNANCE	NUMBER OF MEETINGS IN 2023: 3
This committee advises the Board with regard to Board structure, composition and governance, including:	CURRENT MEMBERS: Ivona Smith, Chair Julie A. Dill James F. Kirsch

establishing criteria for Board nominees and identifying qualified individuals for nomination to become Board members, including engaging advisors to assist in the search process where appropriate and considering potential nominees recommended by stockholders recommending the structure and composition of Board committees overseeing evaluation of Board and committee effectiveness
recommending director compensation and benefits programs to the Board overseeing our corporate governance structure and practices, including our CGPs reviewing and approving changes to the charters of the other Board committees
SUSTAINABILITY	NUMBER OF MEETINGS IN 2023: 2
This committee advises the Board with regard to Environmental, Social and Governance (ESG) matters, including:	CURRENT MEMBERS: Lisa M. Palumbo, Chair Charles R. Eggert David C. Mariano
overseeing the Company’s environmental sustainability initiatives, performance and targets overseeing the Company’s strategy and performance with respect to social matters including health and safety, and diversity and inclusion providing input to management on and overseeing the Company’s identification, assessment and management of risks associated with the environmental and social matters reviewing the Company’s Sustainability Report and other ESG-related disclosures such as climate-related metrics and targets engaging with and monitoring feedback and expectations of key investors, advisors and other stakeholders with respect to ESG topics
The Nominating Committee and Board annually review the Company’s committee structure and may make changes in accordance with best governance practices, the optimal operation of the Board and the best interests of the Company and its stockholders.
26

PROPOSAL 2 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
Proposal 2 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Declassify the Board of Directors
The Company’s Amended and Restated Certificate of Incorporation (the Certificate of Incorporation) provides for a classified board of directors divided into three classes of directors, with each class elected for staggered three-year terms. This structure was put in place by the Company’s former parent company at the time of the spin-off of the Company in 2014, to provide the then-new Company with stability and continuity to deliberately develop and implement the best long-term, strategic course for the Company and create value over the long term.
Our Nominating and Corporate Governance Committee and Board frequently review the Company’s governance structure and practices. In 2019, 2020, 2022 and again in 2023, after considering the steps taken by the Company since the spin-off toward implementing the Company’s strategy, dialogue with our stockholders, current best governance practices and the advantages and disadvantages of declassification, our Board determined it to be in the best interests of the Company and its stockholders to amend the Company’s Certificate of Incorporation and our Amended and Restated Bylaws (the Bylaws) to declassify the Board. The Board’s proposals to declassify the Board did not receive the required support in a vote at any of the 2019, 2020, 2022 or 2023 Annual Meeting of Stockholders. As such, the Board is again asking our stockholders to approve a proposal to declassify our Board at the 2024 Annual Meeting of Stockholders.
The proposed amendment to the Certificate of Incorporation would eliminate the classification of the Board over a three-year period beginning at the 2025 Annual Meeting of Stockholders, with directors each elected to a one-year term following the expiration of their existing terms and provide for the annual election of all directors beginning at the 2027 Annual Meeting of Stockholders. This proposal will not affect the existing terms of our directors, and the directors who are nominated for election at the 2024 Annual Meeting of Stockholders, will still be elected for three-year terms, even if the proposed amendment is approved.
The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company would file promptly following the 2024 Annual Meeting of Stockholders, if our stockholders approve the proposed amendment. The proposed amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.
Delaware law provides that, unless otherwise addressed in the certificate of incorporation, members of a board of directors that is classified may be removed only for cause. The proposed amendment would provide that once the Company’s Board is fully declassified as of the 2027 Annual Meeting of Stockholders, directors may be removed with or without cause.
The proposed amendment to the Certificate of Incorporation described in this proposal is attached to this Proxy Statement as Appendix B, which the Company will file promptly following the 2024 Annual Meeting of Stockholders if our stockholders approve the proposed amendment. The affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposed amendment pursuant to the Certificate of Incorporation. If our stockholders approve the proposed amendment to the Certificate of Incorporation, the Board will make certain conforming changes to the Company’s Bylaws and CGPs.

The Board of Directors recommends that you vote “FOR” the proposal to amend the Certificate of Incorporation to declassify the Board of Directors and allow for annual elections of directors.

2024 RYAM PROXY STATEMENT	27

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS
Proposal 3 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions
The Company’s Certificate of Incorporation and Bylaws each require the affirmative vote of shares representing not less than 80% of the Company’s outstanding shares of stock entitled to vote generally in the election of directors (a Supermajority Vote), to alter, amend or repeal certain provisions of those documents.
Specifically, Article XIII of the Certificate of Incorporation provides that any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with, the following provisions of the Certificate of Incorporation, must be approved by a Supermajority Vote:
Issuance of preferred stock (Section 3 of Article IV of the Certificate of Incorporation);
Size, tenure, classes of directors, vacancies and director removal relating to the Board of Directors (Article VI);
Stockholder action, including written consents and special meetings (Article VII);
Indemnification of officers and directors (Article X); and
Amendments to the Certificate of Incorporation to change the Supermajority Voting Requirements (Article XIII).
In addition, Section 9.1 of the Bylaws provides that any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with, the following provisions of the Bylaws, also must be approved by a Supermajority Vote:
Special meetings of stockholders and written consents by stockholders (Article II, Sections 2.2 and 2.13, respectively)
Board size and tenure, classes of directors, board vacancies, and director removal (Article III, Sections 3.2, 3.10 and 3.12, respectively)
Indemnification of directors and officers (Article VI); and
Amendments to the Bylaws (Article IX)
We refer to these requirements of the Certificate of Incorporation and Bylaws as the Supermajority Voting Provisions.
The Supermajority Voting Provisions were included in the Certificate of Incorporation and Bylaws by the Company’s former parent company at the time of the spin-off of the Company in 2014, to provide the then-new entity with stability and continuity to deliberately develop and implement the best long-term, strategic course for the Company and create value over the long term.
Our Nominating and Corporate Governance Committee and Board frequently review the Company’s governance structure and practices. In 2019, 2020, 2022 and again in 2023, after considering the steps taken by the Company since the spin-off toward implementing the Company’s strategy, dialogue with our stockholders, current best governance practices and the advantages and disadvantages of the Supermajority Voting Provisions, our Board determined it to be in the best interests of the Company and its stockholders to amend the Company’s Certificate
28

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS
of Incorporation and Bylaws to modify those provisions. The Board’s proposal to amend the Company’s Certificate of Incorporation to remove the Supermajority Voting Provisions did not receive the required support in a vote at any of the 2019, 2020, 2022 or 2023 Annual Meeting of Stockholders.
As such, the Board is again, asking our stockholders to approve a proposal to amend the Company’s Certificate of Incorporation to remove the Supermajority Voting Provisions at the 2024 Annual Meeting of Stockholders. If the amendment is approved, future proposed amendments to the Certificate of Incorporation provisions summarized above will not be subject to a Supermajority Vote and will instead require the affirmative vote of a majority of the Company’s outstanding shares of stock entitled to vote generally in the election of directors.
The proposed amendment to the Certificate of Incorporation described in this proposal is attached to this Proxy Statement as Appendix C, which the Company will file promptly following the 2024 Annual Meeting of Stockholders if our stockholders approve the amendment. The affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposal pursuant to the Certificate of Incorporation. If our stockholders approve the proposed amendment to the Certificate of Incorporation, the Board will make certain conforming changes to the Company’s Bylaws and CGPs.

The Board of Directors recommends that you vote “FOR” the proposal to amend the Certificate of Incorporation to eliminate Supermajority Voting Provisions.

2024 RYAM PROXY STATEMENT	29

Proposal 4 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law
Proposal 4 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law
Effective August 1, 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware corporations to limit the liability of certain of their officers in limited circumstances, as permitted under Section 102(b)(7) of the Delaware General Corporation Law (DGCL). In light of this legislation, and after careful consideration, the Board of Directors has adopted a resolution setting forth and declaring the advisability of, and recommends the stockholders approve an amendment to Article IX of the Company’s Certificate of Incorporation to allow for exculpation of certain of the Company’s officers. Currently, Article IX of the Company’s Certificate of Incorporation contains a provision eliminating the personal liability of the Company’s directors for monetary damages for breach of fiduciary duty as directors, to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended.
The proposed amendment is aligned with the narrow class and type of claims for which certain officers’ liability can be exculpated under Section 102(b)(7) of the DGCL. Accordingly, the proposed amendment would only permit exculpation for direct claims by stockholders (as opposed to actions by or in the right of the Company) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The officers who would be covered by the proposed amendment include any officer who, during the course of conduct alleged to be wrongful, (i) is or was the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC as a named executive officer; or (iii) has, by written agreement with the Company, consented to being identified as an officer for purposes of service of process.
In considering whether to propose the amendment, the Board of Directors considered that the role of an officer (like the role of a director) requires time-sensitive decision-making on critical matters that can lead to substantial risk of investigations, claims, actions, lawsuits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and despite the absence of any underlying merit. The Board of Directors believes the proposed amendment better aligns the protections available to the Company’s officers with those currently available to the Company’s directors and it would avoid the risk of plaintiffs’ lawyers adding officers to direct claims relating to breaches of the duty of care, which can lead to increased litigation and insurance costs. As a result, the proposed amendment would better position the Company to continue to attract and retain top executive talent by providing protection against the potential exposure to liabilities and costs of defense tied to such claims. For these reasons, and taking into account the limits on the types of claims for which officers’ liability would be exculpated, the Board of Directors has determined that approval of the amendment to allow for exculpation of certain of the Company’s officers is advisable and in the best interests of the Company and our stockholders.
30

Proposal 4 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law
The proposed amendment to the Certificate of Incorporation described in this proposal is attached to this Proxy Statement as Appendix D, which the Company will file promptly following the 2024 Annual Meeting of Stockholders if our stockholders approve the proposed amendment. The affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon is required to approve this proposal pursuant to the Company’s Certificate of Incorporation.
If the proposed amendment is approved, Article IX of our Certificate of Incorporation limiting the personal liability of our directors for monetary damages for breach of fiduciary duty, will be amended to include references to “officer” as such term is defined by Section 102(b)(7) of the DGCL. If the proposed amendment is not approved, Article IX of our Certificate of incorporation will remain unchanged and as currently in effect.

The Board of Directors recommends that you vote “FOR” approval of this proposal to amend the Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law.

2024 RYAM PROXY STATEMENT	31

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposal 5 – Advisory Vote on Executive Compensation
A Letter from our Compensation Committee Chair
On behalf of the Compensation and Management Development Committee (the Committee), I am pleased to present an overview of the Company’s compensation programs and a description of how our executive pay is well aligned with the performance of the Company in the Compensation Discussion and Analysis (CD&A) for the fiscal year 2023.
As RYAM pivots to becoming a leader in biomaterials and bioenergy, the entire management team is focused on driving long-term growth and shareholder returns in what has been a particularly challenging environment. However, the Committee believes that the 2023 compensation programs were structured in a way to assist management in achieving our most important strategic and financial goals – both short and long-term.
While our long-term incentive program was unchanged from 2022, we made modifications to the short-term incentive program, specifically:
We eliminated the collars associated with changes in commodity prices and changed the weighting of the EBITDA metric to 50% of the bonus opportunity.
We replaced Days Working Capital with Operating Cash Flow.
We changed the weighting of our strategic objectives to 15%.

We added individual objectives for each member of our executive team that focused on the most important actions in their area of responsibility to drive improved performance and increased shareholder value weighted at 15%.

The results for 2023 reflect the strong alignment of pay and performance as we acknowledge the significant decline in our stock price over the course of the year. Our short-term awards for the year paid out significantly below target (in the range of approximately 61% to 83% depending on the executive), with our CEO receiving the lowest percentage. And the payout for the three-year (2021-2023) long-term incentive plan came in at zero.
In 2024 we will continue to require strong performance from the Company for payouts relating to both our short-term and long-term plans. Our short-term metrics remain unchanged from 2023 as we focus on growing our businesses, while at the same time effectively managing our balance sheet, operating our plants, and serving our customers and communities. For our long-term plan, the equity grants made for the fiscal year 2024 have the same metrics but will have two significant modifications from previous years. First, 100% of the CEO’s equity grant made this year will be performance based – no restricted stock units. And second, because our share price continues to trade well below the closing price at 12/31/22, we have established a floor of $7 for all 2024 grants made to our executive team and to the board of directors.
Our commitment to an ongoing dialogue with you is unwavering. We appreciate the insightful conversations we have had in the past, and we look forward to continuing this valuable exchange. Your input is key to our governance practices, and we value the opportunity to engage with you before, during, and after the upcoming 2024 Annual Meeting.
32

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our CEO, the management team and the board of directors are committed to seeing our strategic transformation through, and we thank you for remaining on this journey with us.

JULIE A. DILL
Chair
Compensation and Management Development Committee
2024 RYAM PROXY STATEMENT	33

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a stockholder advisory vote to approve the compensation of our Named Executive Officers (NEOs) pursuant to Item 402 of Regulation S-K through the following resolution:
Resolved, that stockholders approve, on an advisory basis, the Company’s compensation of its Named Executive Officers as discussed and disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, the compensation tables and any related material contained in the Proxy Statement for this meeting.
Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
We currently hold our advisory vote to approve the compensation of our named executive officers (Say-on-Pay vote) annually. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2027 Annual Meeting of Stockholders.

The Board of Directors recommends that you vote “FOR” this advisory resolution to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

34

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this section, we describe our philosophy and the material elements of our executive compensation program and explain how our Compensation and Management Development Committee (the Committee or the Compensation Committee) makes compensation decisions, including the changes we made based on engagement with our stockholders in 2022. Our named executive officers, or NEOs, for 2023 are listed below.
De Lyle W. Bloomquist	Marcus J. Moeltner	Joshua C. Hicks	R. Colby Slaughter	Michael D. Osborne(1)
President and Chief Executive Officer	Chief Financial Officer and Senior Vice President, Finance	Senior Vice President, High Purity Cellulose	Senior Vice President, General Counsel and Corporate Secretary	Vice President, Manufacturing
(1)	Mr. Osborne was hired on April 10, 2023
Executive Summary
Compensation Philosophy and Objectives
The Company’s compensation philosophy is to provide executives with a competitive compensation package that is heavily weighted towards performance-based and at-risk compensation in order to encourage superior business, stock price and financial performance over both the short and long term and to closely align the interests of the Company’s NEOs with those of its stockholders. The Committee oversees the Company’s executive compensation program.
The executive compensation program has four primary objectives:
Align executive compensation with our stockholders’ interests
Attract, engage and retain key executive talent especially in a dynamic business environment
Reward strong business and individual performance
Maintain a balanced mix of pay elements which focuses participants on creating sustainable long-term value for stockholders
Changes to 2023 Incentive Design
We modified our 2023 Annual Cash Incentive Program to align compensation with the execution of our most important financial and strategic goals.
Eliminated the collars for input cost and commodity selling prices on Adjusted EBITDA, and changed the overall weighting to 50%
Replaced the cash flow metric of Days Working Capital with an Adjusted Operating Cash Flow metric weighted 20%.
Reduced the corporate strategic metric weighting associated with key safety indicators, sustainability, and diversity to 15%
Introduced individual objectives weighted at 15%
2024 RYAM PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS
Stockholder Engagement
The Company’s Say-on-Pay proposal received majority support at the 2023 Annual Meeting with approval from 86.7% of the stockholders who voted. While pleased with the results and the improvement over the last two years, we continued to engage with our stockholders including conducting a third-party investor engagement survey and holding an Investor Day in October 2023.
RYAM is Well Positioned to be Part of a Sustainable Future
Our commitment to strategic investments in core assets has resulted in cost reduction and improved operational efficiencies, enhancing our ability to maximize returns. As demand stabilizes across key end markets and with the realization of the full advantages stemming from our cost-reduction endeavors, we stand well prepared to capitalize on opportunities within our cellulose specialties business. Furthermore, the investments in our Biomaterials platform will serve as a catalyst to unlock additional long-term growth potential for our organization.
2023 Compensation Overview
In 2023, compensation adjustments were made for some NEOs based on the business outlook and market changes, specifically:
Mr. Moeltner received an increase in his base salary
Mr. Hicks received an increase in his base salary, his target bonus opportunity, as well as his long-term equity grant
Mr. Slaughter received an increase in his target bonus opportunity as well as his long-term equity grant
Mr. Bloomquist received an increase in his long-term equity grant
36

COMPENSATION DISCUSSION AND ANALYSIS
2023 Compensation Program Overview
The Company’s executive compensation program consists of base salary, an annual cash incentive and a long-term equity component.
Pay Element	Component	Metrics	What the Pay Element Rewards
Base Salary	• Cash	• Fixed amount based on responsibilities, experience, and market data	• Scope of core responsibilities, years of experience and potential to affect the Company’s overall performance
Annual Cash Incentive	• Cash	• 50% Adjusted EBITDA • 20% Adjusted Operating Cash Flow • 15% Strategic Objectives • 15% Individual Objectives	• Focus executives on achieving annual financial and strategic objectives that drive stockholder value
Long Term Incentive Program	• PSUs (35% of total)	• 50% based on relative TSR objectives • 50% Cumulative Adjusted EBITDA goal of fiscal years 2023, 2024, and 2025	• Drive execution of financial goals that generate long-term stockholder value and support executive retention
• Performance Cash (35% of total)
	• RSUs (30% of total)	• Time based RSUs that cliff vest over three years	• Support retention of the executive and growth of stock price
Program Pay Mix
In keeping with our pay-for-performance philosophy, a substantial portion of the 2023 compensation for our NEOs is variable. The illustration below shows the components of their total direct compensation, which consists of annual base salary, annual cash incentive opportunity and equity incentive values exclusive of one-time sign-on awards, measured at target.

2024 RYAM PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Best Practices
What We Do	What We Don’t Do
Vast majority of pay is at-risk or variable, i.e., performance-based or equity-based or both	No single trigger change in control (CIC) cash payments or equity acceleration
Stringent stock ownership guidelines (6x base salary for CEO)	No excise tax reimbursement for payments made in connection with a change in control
Clawback provisions covering both cash and equity	No option or other equity award repricing
Independent compensation consultant reporting to the Compensation Committee of the Board	No hedging or pledging of Company securities by executives
Risk assessment performed annually	No NEO employment agreements
Engage with institutional investors regarding our executive compensation program	No significant perquisites
COMPENSATION DISCUSSION AND ANALYSIS IN DETAIL
2023 EXECUTIVE COMPENSATION AWARDS
The Compensation Committee approved the following compensation awards for our NEOs for 2023 based on the performance of each individual and the Company’s results compared to its financial and strategic objectives.
Base Salary
Each of our NEOs has a competitive fixed annual base salary. Every year the Compensation Committee reviews NEO base salaries to determine appropriate adjustments, if any. In making adjustments to base salary levels, the Compensation Committee considers:
•
Budgeted levels for annual salary based on benchmarking of the competitive compensation positioning of our CEO and other executive officers (see discussion below in this CD&A for further information regarding the Committee’s use of benchmarking)

•	The executive’s level of responsibility
•	The executive’s experience and breadth of knowledge
•	The executive’s annual performance review
•	The executive’s role in management continuity and development plans
The base salaries for our NEOs are benchmarked against peers each year and any adjustments are effective on January 1.
	BASE SALARY ($) 2022	BASE SALARY ($) 2023
De Lyle W. Bloomquist	1,000,000	1,000,000
Marcus J. Moeltner	475,000	495,000
Joshua C. Hicks	445,000	475,000
Michael D. Osborne (hired April 10, 2023)	-	375,000
R. Colby Slaughter	400,000	400,000
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COMPENSATION DISCUSSION AND ANALYSIS
2023 Annual Cash Incentive Program
The Annual Cash Incentive Program provides our NEOs the opportunity to earn a performance-based annual cash incentive. Target annual cash incentive opportunities are expressed as a percentage of base salary and established based on the NEO’s level of responsibility and ability to affect overall results. The Compensation Committee also considers market data provided by our compensation consultant which is updated annually. The Compensation Committee has committed to only exercising negative discretion when finalizing an NEO’s annual cash incentive award.
For 2023, the program had the following elements:
•	50%: Adjusted EBITDA
•	20%: Adjusted Operating Cash Flow
•	15%: Strategic Initiatives
•	15%: Individual Objectives
Adjusted EBITDA
Adjusted EBITDA for the purpose of the Annual Cash Incentive Program is defined as earnings before interest, taxes, depreciation and amortization, adjusted for unusual and infrequent items not representative of core operations (see Appendix F) and collared for 80% of foreign exchange fluctuations that are not hedged. The Committee continued using an annual measurement cycle with an overall weighting of 50%.
In 2023, as shown in the results table which follows, the Company did not meet the Adjusted EBITDA goal established by the Compensation Committee resulting in a payout of 0%.
Adjusted Operating Cash Flow
Adjusted Operating Cash Flow for the purpose of the Annual Cash Incentive Program is a metric measuring the cash impact to the extent different than EBITDA. In 2023, as shown in the results table which follows, Adjusted Operating Cash Flow exceeded the goal established by the Compensation Committee resulting in a payout of 200%.
Strategic Initiatives
The Committee included a component of the annual cash incentive program focused on non-financial objectives, consisting of three strategic metrics:
•	Safety Key Performance Indicators (KPIs)
•	Diversity and Inclusion goals
•	Key Sustainability Initiatives
The results were evaluated by the CEO and presented to the Committee. Based on consideration of the achievements associated with the strategic initiatives, the Committee awarded a payout of 87.5%.
Individual Objectives
The Committee included a component of the annual cash incentive program focused on individual objectives, which varied by individual, comprised of one or more of the following categories:
•	Financial
•	Strategy development and execution
•	Sales
•	ESG planning and reporting
Based on a review of the achievements associated with the individual objectives, the Committee awarded a payout of 50% of target (for Mr. Bloomquist), 100% of target (for Mr. Moeltner and Mr. Osborne), and 200% (for Mr. Hicks and Mr. Slaughter).
2024 RYAM PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS
Overall Plan Results
Metric	2023 TARGET	2023 ACTUAL	2023 CALCULATED RESULTS	WEIGHTING	2023 PLAN PAYOUT(1)
Adjusted EBITDA	$200.0	$141.4	0%	50%	0.0%
Adjusted Operating Cash Flow(2)	$58.5	$99.6	200%	20%	40.0%
Non-Financial Strategic Objectives	Various	Partially achieved	87.5%	15%	13.1%
Individual Objectives	Various	Varies	50-200%	15%	7.5%-30%
Total Payout					60.6%-83.1%
(1)	Adjusted EBITDA and Adjusted Operating Cash Flow thresholds are established at 80% of target and maximum is established at 120% of target. Actual performance and results are interpolated.
(2)
Adjusted Operating Cash Flow includes adjustments for working capital, interest expense, custodial capital expenditures, and non-EBITDA charges for discontinued operations, pension, income tax, and LTIP charges.

Individual Awards
The calculated and final 2023 cash incentive awards for each NEO are shown in the table below.
	CALCULATED RESULTS ($)	COMMITTEE ADJUSTMENT ($)	TOTAL BONUS PAID ($)(1)	BONUS PAID AS % OF TARGET
De Lyle W. Bloomquist	606,000	0	606,000	60.6%
Marcus J. Moeltner	235,967	0	236,000	68.1%
Joshua C. Hicks	276,308	0	276,000	83.1%
Michael D. Osborne	111,727	0	112,000	68.1%
R. Colby Slaughter	199,440	0	199,000	83.1%
(1)	Rounded to nearest $1,000.
Equity Incentive Program Awards Granted in 2023
For 2023, the weighting between performance-based and time-based awards remained the same at 70% and 30%, respectively.
The performance-based awards were the following:
•	PSUs weighted at 35% of the overall award value measuring performance against three-year relative TSR and Cumulative Adjusted EBITDA for fiscal years 2023, 2024, and 2025
•	Performance-based cash weighted at 35% of the overall award value using the same three-year goals as the PSUs
•
The 2023 PSU component of the Equity Incentive Program measures relative TSR and Cumulative Adjusted EBITDA for three years. Further, if RYAM’s three-year TSR is negative, payouts for the TSR component will be capped at 100% unless RYAM’s relative TSR is above the 75th percentile of the peer group at which time the cap would become 150%; however, payouts under the Cumulative Adjusted EBITDA metric will be measured and scored separately.

The following are the objectives for this program:
Relative TSR (50% Weight)
	THRESHOLD	TARGET	MAXIMUM
Relative Performance (Percentile Ranking)	25th Percentile	50th Percentile	75th Percentile
Payout (% of Target)	30%	100%	200%
40

COMPENSATION DISCUSSION AND ANALYSIS
Cumulative Adjusted EBITDA(1) (50% Weight)
	Threshold	Target	Maximum
Cumulative Adjusted EBITDA Payout Range	30%	100%	200%
(1)	Cumulative Adjusted EBITDA goals and results will be disclosed in 2026 when the Program ends.
The following table shows the target Equity Incentive Program award value granted for 2023 for each NEO:
2023
TARGET GRANT VALUE ($)
De Lyle W. Bloomquist	2,700,000
Marcus J. Moeltner	700,000
Joshua C. Hicks	700,000
Michael D. Osborne	350,000
R. Colby Slaughter	450,000
In addition to the above March 2023 Equity Incentive Program awards, Mr. Osborne received a restricted stock unit grant as part of his new hire package in the amount of $300,000 with 50% vested on his first anniversary and 50% vested on his second anniversary.
PAYOUT OF PREVIOUSLY AWARDED 2021 PERFORMANCE SHARE UNITS
On February 28, 2024, the three-year performance measurement period for PSUs awarded in 2021 concluded.
Relative TSR (50% Weighting)
The payout for these awards was based on relative three-year cumulative TSR performance weighted at 50%. The three-year TSR was negative 48.1% and the relative ranking was at the 16th percentile which yielded no payout (0.0% of target).
	THRESHOLD	TARGET	MAXIMUM
Relative Performance (Percentile Ranking)	25th Percentile	50th Percentile	75th Percentile
Payout (% of Target)	30%	100%	200%
Adjusted HPC Segment EBITDA Margin (50% Weighting)
The second objective was measured based on pre-established levels of Adjusted HPC Segment EBITDA margin for FY2023, weighted at 50%. The actual outcome was 11%. This result equated to an achievement of 0.0%.
2021 Program
Threshold	13.0%
Target	15.0%
Maximum	17.0%
Results
Actual Adjusted HPC Segment EBITDA Margin(1) Achieved	11%
(1)	Adjusted HPC Segment EBITDA margin is calculated based on Adjusted HPC Segment EBITDA (see Appendix F).
2024 RYAM PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS
Combined Overall Payout
The two components combined shown in the following table achieved a 0.0% outcome:
	Results	Weighting	Plan Payout
TSR Matrix	0.0%	50%	0.0%
Adjusted HPC Segment EBITDA Margin	0.0%	50%	0.0%
Total Payout			0.0%
42

COMPENSATION DISCUSSION AND ANALYSIS
2024 EXECUTIVE COMPENSATION AWARDS
2024 Annual Cash Incentive
For 2024, the program will have the same design as 2023, specifically:
•	50%: Adjusted EBITDA
•	20%: Adjusted Operating Cash Flow
•	15%: Strategic Initiatives
•	15%: Individual Goals
2024 Equity Incentive Program
For 2024, the weighting between performance-based and time-based awards will remain the same at 70% and 30%, respectively for NEOs other than the CEO whose awards will be 100% performance-based. The program mix is as follows:
CEO
•
PSUs weighted at 65% of the overall award value measuring performance against three-year relative TSR compared against the S&P SmallCap 600 Capped Materials Index (weighted at 50%) and Cumulative Adjusted EBITDA goals (weighted at 50%)

•	Performance Cash Units weighted at 35% of the overall award value using the same three-year goals as the PSUs
Other NEOs
•
PSUs weighted at 35% of the overall award value measuring performance against three-year relative TSR compared against the S&P SmallCap 600 Capped Materials Index (weighted at 50%) and Cumulative Adjusted EBITDA goals (weighted at 50%)

•	Performance Cash Units weighted at 35% of the overall award value using the same three-year goals as the PSUs
•	RSUs at 30% of the overall award which vest three years following the date of the award
An equity price floor of $7.00 was utilized when determining the shares granted. The use of a share price floor recognizes the Company’s low share price and the desire to responsibly manage annual share usage.
2024 RYAM PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS
Disciplined and Transparent Executive Compensation Practices
Compensation Committee Responsibilities and Process
The Compensation Committee has responsibility for establishing our compensation principles, monitoring executive performance and approving executive compensation levels and programs, as detailed below.
COMPENSATION COMMITTEE RESPONSIBILITIES	TIMING
Review and approve compensation levels for all our executive officers	Annually in January
Review and approve all compensation-related programs for executive officers
February – Determine Annual Cash Incentive Program payouts in respect of prior fiscal year performance. Set performance measures, weightings and targets, for Equity Incentive Program awards for new fiscal year, with grants to be made in March

Establish annual performance objectives for the CEO	Annually in January
Evaluate CEO accomplishments and performance	Regular meetings throughout the year and in February when evaluating the company’s prior fiscal year performance.
Ensure all major considerations relating to compensation, including metrics used to set compensation targets and awards, are appropriately evaluated and that compensation and benefit programs are properly designed, implemented and monitored
Regular meetings throughout the year, with special meetings held as needed to address matters outside the normal compensation cycle
Confer with external compensation advisor and outside counsel for compensation-related advice and benchmarking	Routinely
The Compensation Committee invites members of management to attend its meetings, as the Committee deems necessary or appropriate, to discuss and report on issues within their specific areas of expertise or responsibility. While the CEO recommends other NEOs’ compensation levels to the Committee for its consideration and approval, the CEO does not participate in the deliberations of the Committee or the Board regarding his own compensation.
When making compensation recommendations and decisions, the Compensation Committee considers the CEO’s assessment of the performance of each NEO other than himself; the performance of the individual and the individual’s respective business unit or function; the scope of the individual’s responsibilities; years of experience with the Company (or in similar positions with other companies); skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations; and RYAM’s compensation philosophy (collectively, the compensation factors). The Committee considers these compensation factors both subjectively and objectively and no single factor or combination of factors is determinative. With respect to CEO compensation, the Committee uses its judgement but generally seeks to set compensation in line with the anticipated market median for our compensation comparison group for a given year.
The Compensation Committee currently retains F. W. Cook to provide compensation consulting services. The Committee uses broad market survey data and peer group information referred to below in the “Benchmarking to Compensation Peer Groups” section provided by its compensation consultant as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.
The Compensation Committee has assessed the independence of F. W. Cook against the specific criteria under applicable SEC and NYSE criteria and rules and has determined, in its business judgement, that F. W. Cook is independent, and no conflict of interest is raised by F. W. Cook’s work for the Committee.
44

COMPENSATION DISCUSSION AND ANALYSIS
BENCHMARKING TO COMPENSATION PEER GROUPS
Skilled executive-level talent is essential to our success, and we compete with global companies in many industries for top people. The Compensation Committee studies market norms across the specialty chemicals industry, as well as the standards within the broader community of general industry U.S. manufacturing companies to assess and understand the competitive environment.
Our customized compensation comparison peer group, as recommended by F. W. Cook and approved by the Committee, is used to assess the competitiveness of the compensation of our CEO and other executive officers. For 2023, the Committee made changes to improve alignment of RYAM to the median of the Peer Group. The changes included the removal of Ashland Global, Ferro, Kraton, and Verso. To replace these companies, Ecovyst, Hawkins, and Ingevity were added. The following companies were included in the comparison peer group:
AdvanSix Ecovyst Glatfelter Corporation H.B. Fuller Company Hawkins Ingevity Innospec Inc.	Koppers Holdings Inc. Minerals Technologies Inc. Quaker Chemical Corporation Sensient Technologies Corporation Stepan Company Tredegar Venator Materials
We seek to include companies that compete with us for executive talent and are similar to us in industry, business model, revenue and/or market capitalization. Our Compensation Committee periodically reviews the composition of this peer group and makes changes it determines are appropriate based on changes to our businesses or to the attributes of companies in the group and the availability of their compensation data.
Executive Officer Stock Ownership and Retention Requirements
We believe that meaningful stock ownership further focuses the senior management team on the long-term success of our business and aligns the interests of our management team with those of our stockholders. All executives at the Vice President level and higher are subject to rigorous stock ownership guidelines that require executives, within five years after taking such a position, to acquire and hold our stock with a value equal to a designated multiple of their base salary as follows:
Title	Multiple of BASE SALARY
President & CEO	6x
Executive Vice President	3x
Chief Financial Officer	3x
Chief Administrative Officer	3x
Senior Vice President	2x
Vice President	1x
Prior to satisfying the ownership requirement, executives are subject to retention requirements that prohibit them from selling any of our stock, other than stock withheld or sold to satisfy taxes in connection with the vesting of a stock-based award or stock option exercise. The types of securities that count toward satisfaction of the ownership requirements include Common Stock, restricted stock and RSUs, but excludes unvested performance-based awards and unexercised options. International executives may be excluded from the ownership requirements due to conflicting regulations in their country of residence.
Each year the Compensation Committee reviews each executive’s progress toward meeting the guidelines and has determined that as of January 1, 2024, each of our executive officers is in compliance with our stock ownership and retention guidelines.
2024 RYAM PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS
Clawback Policy
Effective October 2, 2023, the Company implemented its Incentive Compensation Recovery Policy, (the Clawback Policy), which is intended to comply with new requirements under NYSE listing standards imposed by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules. The policy requires the recovery of incentive-based compensation in the event of certain accounting restatements. The Board has delegated the administration of the Clawback Policy to the Compensation and Management Development Committee which has full and final authority to make all determinations under the Clawback Policy. The Clawback Policy applies to all incentive-based compensation received by our executive officers after the effective date of the policy. In the event of a triggering accounting restatement, the Compensation and Management Development Committee is tasked with recovering in a reasonably prompt timeframe all incentive-based compensation received by a covered executive officer during the applicable recovery period in excess of the compensation that would have been received had the compensation been determined using the restated amounts.
In addition, the company has maintained the clawback terms for detrimental conduct included in the annual Supplemental Terms Agreement each senior executive signs in order to receive their annual long term incentive grant. Specific detrimental conduct is defined as committing an illegal act, including but not limited to embezzlement or misappropriation of Company funds, and willful failure to comply with the material policies and procedures of the Company as determined by the Committee. The Committee believes that going beyond the minimum requirements ensures that the Company has in place a robust set of clawback policies that will enable it to recoup compensation as appropriate in all applicable circumstances.
Risk Assessment
We undertake a thorough risk assessment of our compensation programs annually. The first phase of the assessment is an analysis by the Company’s human resources compensation function, which is reviewed with the Company’s ERM Committee, staffed by members of senior management. The review includes the individual programs and potential and probable risks, along with mitigation efforts established to reduce or eliminate these risks. The results of the ERM assessment are then presented to the Compensation Committee for their review and approval. Based on its assessment of our compensation programs for our employees and executives for 2023, the Compensation Committee determined that our compensation programs and practices do not motivate behavior that is reasonably likely to have a material adverse impact on the Company.
Severance and Change in Control Benefits
Executive Severance Pay Plan - Change in Control
As with all publicly traded companies, it is possible that our Company could face a change in control (CIC) and our business and stockholder value could be negatively affected by the uncertainty created by such a situation. To reduce such potential negative effects, encourage executive retention and foster the continued attention and dedication of senior executives even in the case of threat, rumor or occurrence of a CIC, the Compensation Committee established the Executive Severance Pay Plan, as amended, otherwise known as the Change in Control Severance Plan (CIC Severance Plan). The intent is to align executive and stockholder interests by enabling executives to consider corporate transactions that may be in the best interests of stockholders and other constituents without undue concern over whether a transaction would jeopardize the executives’ employment or significantly disrupt or change the structure of their employment.
The CIC Severance Plan achieves these objectives by providing benefits to our NEOs and other eligible executives designated by the Compensation Committee, in the event of a CIC. Under the plan, if the executive is involuntarily terminated (other than for cause or due to death or disability) or terminates his or her employment for good reason (as defined in the CIC Severance Plan) within 24 months following the CIC (a double trigger), he or she will be entitled to enhanced severance benefits, which depend on the executive’s status and level of responsibility.
46

COMPENSATION DISCUSSION AND ANALYSIS
The CIC Severance Plan does not provide any tax gross-up protection for our NEOs. It includes a “best net” provision pursuant to which a participant is entitled to the greater of (i) full CIC severance benefits with the participant responsible for payment of the excise tax, or (ii) a capped benefit, with the CIC severance benefits reduced to an amount just below the threshold for triggering the excise tax.
The Compensation Committee reviews the CIC Severance Plan annually and generally has discretion to terminate or amend the Plan, or include or exclude any executive, including any NEO, at any time prior to a CIC; however, if a CIC is underway, as defined by the Plan, any changes or amendments are not effective for two years.
Equity Compensation Awards and Change in Control
In the event of a CIC, the governing documents provide that outstanding stock options and time-based RSU awards will not automatically vest upon a CIC, but instead will vest upon the award holder’s involuntary termination of employment by the Company (other than for cause or due to death or disability) or termination for good reason occurring within two years following a CIC transaction (a double trigger). Performance shares or PSUs that remain outstanding upon such a qualifying termination will vest at target if the performance period is not more than 50% complete at the time of such termination; if the performance period is more than 50% complete at the time of the qualifying termination, outstanding performance shares or PSUs will vest at the greater of target or actual performance achievement through the time of such termination.
Executive Severance Non-Change in Control Plan
Our Executive Severance Non-Change in Control Plan (Non-CIC Severance Plan) provides enhanced severance benefits to all salaried employees at the level of vice president (or their internal equivalent) and above, including the NEOs, in the event their employment is terminated other than for cause or other non-qualifying terminations defined in the plan. Benefits may range from nine months to 24 months of base salary plus target Annual Cash Incentive dependent on the executive’s status and level of responsibility. In the event of an executive termination triggered by a CIC, the executive would receive severance benefits only under the CIC Severance Plan.
The potential payments and other benefits under the CIC Severance Plan and the Non-CIC Severance Plan are calculated in the Potential Payments Upon Termination or Change in Control table which also indicates the individual severance multiple for each NEO. Such potential payments do not affect the Compensation Committee’s decisions regarding executive compensation, including base salary, annual cash incentive and long-term incentive award levels.
Retirement Benefits
The Company has adopted the tax-qualified 401(k) plans and non-qualified excess savings/deferred compensation plans described below. Our Compensation Committee undertakes an annual, comprehensive review of these plans, to determine if any modifications are necessary or appropriate in light of current trends and best practices, the nature of our business and competitive factors.
We place great value on the long-term commitment that many of our employees and NEOs have made to the Company and wish to incentivize our employees to remain with the Company and focus on building sustainable value over the long term. Therefore, we have determined that it is appropriate to provide employees with competitive retirement benefits as part of their overall compensation package.
We maintain the following plans and programs to provide retirement benefits to our employees:
The Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (401(k) Plan)
The Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan (Excess Savings and Deferred Compensation Plan)
For additional information regarding our Excess Savings and Deferred Compensation Plan, see the discussion following the Non-Qualified Deferred Compensation Table.
2024 RYAM PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS
Limited Perquisites
We provide our NEOs with limited perquisites, which are reviewed annually by our Compensation Committee. Under our perquisites program, in addition to personal benefits that are available broadly to our employees, our NEOs are eligible to participate in two programs:
Executive Physical Program: Each executive-level employee is encouraged to have a physical examination every other year until age 50 and every year after 50.

Senior Executive Tax and Financial Planning Program: This program provides reimbursement to senior executives, including our NEOs, for expenses incurred for financial and estate planning and for preparation of annual income tax returns. Reimbursements are taxable to the recipient and are not grossed-up for tax purposes. The annual reimbursement limit remained unchanged for 2023 and was $25,000 for Mr. Bloomquist and $10,000 for all other participants.

We do not provide Company cars, pay car allowances, personal club membership dues, home-security expenses, or provide chartered aircraft for personal use.
Certain Tax Considerations
Section 162(m) of the Internal Revenue Code (IRC) generally prohibits a public company from deducting compensation paid in any year in excess of $1 million to its CEO and other covered employees. In evaluating executive compensation components, the Compensation Committee considers the net cost to us and its ability to effectively administer executive compensation in the long-term interest of stockholders. The Compensation Committee believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote corporate goals. Accordingly, the Committee retains the flexibility to approve elements of compensation that it believes are consistent with the objectives of our executive compensation program, even if that might result in the non-deductibility under the IRC.
48

COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE
The following report of our Compensation and Management Development Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference therein.
The Compensation and Management Development Committee of the Rayonier Advanced Materials Inc. Board of Directors (the Compensation Committee) has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s 2023 Annual Report on Form 10-K filed with the SEC.
The Compensation and Management Development Committee
Julie A. Dill, Chair
Charles E. Adair
Lisa M. Palumbo
Bryan D. Yokley
2024 RYAM PROXY STATEMENT	49

Executive compensation tables and related information
Executive compensation tables and related information
2023 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
De Lyle W. Bloomquist President and Chief Executive Officer	2023	1,000,000	-	2,071,527	-	606,000	-	54,611	3,732,138
	2022	590,278	-	1,681,313	-	695,000	-	198,140	3,164,731
	-	-	-	-	-	-	-	-	-
Marcus J. Moeltner Chief Financial Officer and Senior Vice President, Finance	2023	495,000	-	537,064	-	236,000	-	26,650	1,294,714
	2022	475,000	-	894,407	-	390,000	-	49,511	1,808,918
	2021	460,000	-	605,915	-	360,000	-	43,633	1,469,548
Joshua C. Hicks Senior Vice President, High Purity Cellulose	2023	475,000	-	537,064	-	276,000	-	24,375	1,312,439
	2022	445,000	-	926,375	-	340,000	-	203,944	1,915,319
	2021	32,027	505,000	1,019,892	-	-	-	34,500	1,591,419
Michael D. Osborne Vice President, Manufacturing Operations	2023	273,438	-	424,815	-	112,000	-	131,263	941,516
	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-
R. Colby Slaughter Senior Vice President, General Counsel and Corporate Secretary	2023	400,000	-	345,272	-	199,000	-	15,524	959,796
	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-
(1)	The amount for 2021 for Mr. Hicks reflects a $475,000 cash inducement award and a pro-rata 2021 incentive payment in connection with his December 6, 2021 hire.
(2)
Reflects the grant date fair value computed in accordance with FASB ASC Topic 718 for PSU awards grated in 2021, 2022 and 2023 using a Monte Carlo simulation model. A discussion of the assumptions used in calculating these values may be found in Note 16 Incentive Stock Plans includes in the notes to the consolidated financial statements in our 2023 Annual Report on Form 10-K. Amounts reflect our accounting for these awards and do not necessarily correspond to the actual values that may be realized by our NEOs. The PSU awards vest following completion of the 36-month performance period upon the determination of the amount earned, if any, based upon performance achievement and actual award value can range from zero to 200% of the target. The LPU awards vest following completion of the 36-month performance period upon the determination of the amount earned, if any, based upon performance achievement and actual award value can range from zero to 250% of the target. See the Equity Incentive Program section of the CD&A for additional information.

The grant date fair value of PSU awards were computed based on the probable outcome of the performance conditions as of the grant date of such awards, which was at target. The respective grant date fair values of the PSUs granted in 2021, 2022 and 2023, as applicable, assuming at such grant date the maximum payment (200% of target in the case of 2021, 2022 and 2023 PSUs and 250% of target in the case of 2022 LPUs), would have been as follows: Mr. Bloomquist, $2,567,808 and $2,523,046; Mr. Moeltner, $546,077, $1,458,781, and $654,125; Mr. Hicks, $563,385, $1,175,484, and $654,125; Mr. Osborne, $143,246; and Mr. Slaughter $233,015, $514,888, and $420,538.

(3)	Amounts under the Non-Equity Incentive Plan Compensation column represent annual cash incentive awards under our 2023, 2022 and 2021 Annual Cash Incentive Programs.
(4)
Reflects the annual aggregate change in actuarial present value of the participant’s pension benefit under the Company’s retirement plans in 2023. None of our NEOs participate in the closed pension plan. There were no above-market earnings on non-qualified deferred compensation.

(5)
The All Other Compensation column in the 2023 Summary Compensation Table above includes the following for 2023: financial planning and tax services, 401(k) retirement contributions, Excess Savings Plans, and other miscellaneous items.

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Executive compensation tables and related information
All Other 2023 Compensation
	de lyle W. bloomquist ($)	Marcus J. Moeltner ($)	Joshua C. Hicks ($)	MICHAEL D. OSBORNE ($)	R. Colby slaughter ($)
Tax and Financial Planning services	-	-	5,560	209	-
401(k) Plan Company contributions	13,200	13,200	11,250	5,078	11,250
Excess Savings Plan Company contributions	26,800	6,600	5,800	-	2,800
Hiring Bonus	-	-	-	125,000	-
Spousal Travel	10,062	-	-	-	-
Miscellaneous	4,549	6,850	1,765	976	1,474
Total	54,611	26,650	24,375	131,263	15,524
Salary and Bonus as a Proportion of Total Compensation
Using the amounts shown under the “Salary” and “Bonus” and “Total” columns in the 2023 Summary Compensation Table, the salary and bonus of each of our NEOs as a proportion of such NEO’s 2023 total compensation was as follows:
NAME	SALARY AND BONUS AS PROPORTION OF TOTAL COMPENSATION
De Lyle W. Bloomquist	27%
Marcus J. Moeltner	38%
Joshua C. Hicks	36%
Michael D. Osborne	29%
R. Colby Slaughter	42%
2024 RYAM PROXY STATEMENT	51

Executive compensation tables and related information
GRANTS OF PLAN-BASED AWARDS IN 2023 TABLE
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(5)	Grant Date Fair Value of Stock and OPTION Awards ($)(6)
Name	Grant Date	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
De Lyle W. Bloomquist
Annual Incentive Plan	1/1/2023	1/20/2023	45,000	1,000,000	2,000,000
Performance Cash Units	3/1/2023	2/15/2023	283,500	945,000	1,890,000
Performance Share Units	3/1/2023	2/15/2023				33,790	112,636	225,272		1,261,523
Restricted Stock Units	3/1/2023	2/15/2023							96,544	810,004
Marcus J. Moeltner
Annual Incentive Plan	1/1/2023	1/20/2023	15,593	346,500	693,000
Performance Cash Units	3/1/2023	2/15/2023	73,500	245,000	490,000
Performance Share Units	3/1/2023	2/15/2023				8,760	29,202	58,404		327,062
Restricted Stock Units	3/1/2023	2/15/2023							25,030	210,002
Joshua C. Hicks
Annual Incentive Plan	1/1/2023	1/20/2023	14,963	332,500	665,000
Performance Cash Units	3/1/2023	2/15/2023	73,500	245,000	490,000
Performance Share Units	3/1/2023	2/15/2023				8,760	29,202	58,404		327,062
Restricted Stock Units	3/1/2023	2/15/2023							25,030	210,002
Michael D. Osborne
Annual Incentive Plan	4/10/2023	1/27/2023	7,379	163,973	327,946
Performance Cash Units	5/17/2023	2/15/2023	36,750	122,500	245,000
Performance Share Units	5/17/2023	2/15/2023				4,380	14,602	29,204		71,623
Restricted Stock Units	4/10/2023	1/27/2023							52,540	300,003
Restricted Stock Units	5/17/2023	2/15/2023							12,515	53,189
R. Colby Slaughter
Annual Incentive Plan	1/1/2023	1/20/2023	10,800	240,000	480,000
Performance Cash Units	3/1/2023	2/15/2023	47,250	157,500	315,000
Performance Share Units	3/1/2023	2/15/2023				5,632	18,774	37,548		210,269
Restricted Stock Units	3/1/2023	2/15/2023							16,091	135,003
(1)
2023 Equity Incentive Program grants were approved February 15, 2023 and the grant date reflects the date on which the Compensation Committee approved the applicable performance measures. Our Equity Incentive Program RSU and PSU awards granted March 1 are set in dollars and converted to shares using the closing price of RYAM stock on the March 1, 2023 award date, which was $8.39 per share. The closing price used to calculate the number of shares was $5.71 for Mr. Osborne’s April 10, 2023 RSUs and Mr. Osborne’s May 17, 2023 RSU & PSU awards used the March 1, 2023 stock price of $8.39 per share.

(2)
Reflects range of potential cash incentive awards under the 2023 Annual Cash Incentive Program. Awards can range from zero to 200% of the target cash incentive award. See the 2023 Annual Cash Incentive Program section of the CD&A for more information. The actual amount earned by each NEO for 2023 is reflected in the 2023 Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

(3)
Reflects performance cash unit awards approved February 15, 2023 as a part of 2023 long-term incentives; the grant date reflects the date on which the Compensation Committee approved the applicable performance measures. Each performance cash unit represents the right to receive a cash payment equal to $1 on the vesting date which is three years from the grant date. Awards can range from zero to 200% of the target units/value. See the 2023 Equity Incentive Program section of the CD&A for additional information. The actual amount earned if any will be reflected in the 2026 Proxy Statement in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

(4)
Reflects potential payouts, in numbers of shares, that were possible to earn under the 2023 Equity Incentive Program PSU awards. Payouts can range from zero to 200% of the target units/value for PSUs. See the Equity Incentive Program Awards in 2023 section of the CD&A for additional information.

52

Executive compensation tables and related information
(5)
Reflects RSUs awarded March 1, 2023 under the 2023 Equity Award Program. Mr. Osborne's April RSUs were awarded in connection with his April 10, 2023 hire. Mr. Osborne's RSUs under the 2023 Equity Award Program were awarded May 17, 2023.

(6)
Reflects the grant date fair value of each equity award computed in accordance with FASB Topic 718. For PSUs the grant date fair value is computed based on the probable outcome of the performance conditions as of the grant date of the award, using the Monte Carlo simulation model which utilizes multiple input variables that determine the probability of satisfying the performance conditions stipulated in the award to determine the fair market value. A discussion of the assumptions used in calculating these values may be found in the Incentive Stock Plans note to our financial statements included in our Annual Report on Form 10-K for 2023. No options were granted to the NEOs in 2023.

2024 RYAM PROXY STATEMENT	53

Executive compensation tables and related information
Outstanding Equity Awards at 2023 Fiscal Year End TABLE
	Option Awards(4)						Stock Awards(4)
					Equity Incentive plan awards					Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable(1)	Option Exercise Price ($)	Option Grant Date	Number of securities underlying un-exercised unearned options	Option Expiration Date	stock award grant date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
De Lyle W. Bloomquist	0	0	0	-	0	-
							5/28/2022	130,209	$527,346
							3/1/2023	96,544	$391,003
							5/28/2022			16,277	$65,922
							6/13/2022			41,877	$169,602
							7/13/2022			117,925	$477,596
							3/1/2023			16,896	$68,429
							3/1/2023			56,318	$228,088
Marcus J. Moeltner	0	0	0	-	0	-
							3/1/2021	24,194	$97,986
							3/1/2022	44,271	$179,298
							3/1/2023	25,030	$101,372
							3/1/2021			4,234	$17,148
							7/14/2021			4,234	$17,148
							3/1/2022			5,535	$22,417
							3/29/2022			14,238	$57,664
							7/13/2022			40,095	$162,385
							3/1/2023			4,381	$17,743
							3/1/2023			14,601	$59,134
Joshua C. Hicks	0	0	0	-	0	-
							3/1/2022	31,250	$126,563
							3/1/2023	25,030	$101,372
							12/6/2021			6,557	$26,556
							12/6/2021			6,556	$26,552
							1/21/2022			21,295	$86,245
							3/1/2022			5,469	$22,149
							7/13/2022			39,623	$160,473
							3/1/2023			4,381	$17,743
							3/1/2023			14,601	$59,134
Michael D. Osborne	0	0	0	0
							4/10/2023	52,540	$212,787
							5/17/2023	12,515	$50,686
							5/17/2023			2,191	$8,874
							5/17/2023			7,301	$29,569
R. Colby Slaughter	231	0	36.5528	1/2/2014	0	1/2/2024
							3/1/2021	8,123	$32,898
							3/1/2022	15,625	$63,281
							3/1/2023	16,091	$65,169
							3/1/2021			1,422	$5,759
							7/14/2021			1,422	$5,759
							3/1/2022			1,954	$7,914
							3/29/2022			5,026	$20,355
							7/13/2022			14,151	$57,312
							3/1/2023			9,387	$38,017
							3/1/2023			2,817	$11,409
(1)	Option awards vested and became exercisable in one-third increments on the first, second and third anniversaries of the grant date. RSU awards vest on the third anniversary of the grant date.
(2)
Represents PSU awards granted in 2021, 2022 and 2023, with a 36-month performance period. These awards are immediately vested following the completion of the performance period upon the determination of the amount earned, if any, based upon performance achievement. Under the terms of

54

Executive compensation tables and related information
our PSU awards, the actual award value can range from zero to 200% of the target. The amounts reported here for the 2021 PSUs are reflected at threshold level; actual amounts earned for the performance period ending February 28, 2024 are discussed in the CD&A. The amounts reported here for 2022 and 2023 EBITDA PSU awards assume target performance achievement and the 2022 and 2023 TSR PSU awards assume threshold performance achievement, but the amounts actually earned pursuant to these awards, if any, will not be determined until following the end of the respective performance periods on February 28, 2025 and February 28, 2026.
(3)	Value based on the December 31, 2023 closing price of Rayonier Advanced Materials stock of $4.05.
(4)	Share amounts and option exercise prices shown have been adjusted to reflect a June 2014 valuation adjustment due to our spinoff from our former parent company.
Option Exercises and Stock Vested in 2023 TABLE
	Option Awards		Stock Awards
Name	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(1)
De Lyle Bloomquist	-	-	0	$0
Marcus J. Moeltner	-	-	102,072	$857,405
Joshua C. Hicks	-	-	65,560	$228,149
Michael D. Osborne	-	-	0	$0
R. Colby Slaughter	-	-	34,865	$292,866
(1)
Represents vesting of RSUs and the 144.1% payout of the 2020 PSU awards which were a part of the overall 2020 Equity Incentive Plan, with value realized on vesting determined by multiplying the number of shares acquired on vesting by the $8.40 closing market price of our Common Stock on March 1, 2023. The number of shares acquired for Mr. Hicks represents the partial vesting of his 2021 RSUs granted upon hire, with the value realized was determined by multiplying the number of shares acquired on vesting by the $3.48 closing price of our Common Stock on December 6, 2023.

Non-Qualified Deferred Compensation table
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(2)
De Lyle Bloomquist	50,000	26,800	3,188	-	114,539
Marcus J. Moeltner	9,600	6,600	5,656	-	132,512
Joshua C. Hicks	15,698	5,800	1,676	-	51,470
Michael D. Osborne	0	0	0	-	0
R. Colby Slaughter	10,167	2,800	2,945	-	72,596
(1)	All Executive and Company contributions in the last fiscal year are reflected in the Summary Compensation Table in this Proxy Statement as 2023 compensation.
(2)
The sum of all contributions and credited earnings, less withdrawals. Of these totals, the following amounts have been included in the Summary Compensation Table in prior years: Mr. Bloomquist, $34,358; Mr. Moeltner, $106,679; Mr. Hicks, $28,028; Mr. Osborne, $0; and Mr. Slaughter $0.

The Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan (the Excess Savings Plan) is a nonqualified, unfunded plan that consists of two components, an Excess Savings component (a supplement to the Rayonier Advanced Materials Investment Savings Plan for Salaried Employees (the Savings Plan)) and an Excess Base Salary and Bonus Deferral component.
The Savings Plan, which is our tax qualified 401(k) plan, is not reflected in the table above which under SEC rules covers only our non-qualified deferred compensation plan. The Savings Plan is designed to encourage salaried employees to save and invest for retirement. Under this Plan, employees may contribute up to the annual IRS limits on a pre-tax basis. The Company matches such contributions at a rate of $.50 for each $1.00 up to 8% of the employee’s base salary. The retirement contribution was increased and automatic enrollment of all new salaried employees in the Savings Plan implemented, coincident with the closing of the Company’s defined benefit pension plan to new salaried employees effective January 1, 2006. This change reflects the Company’s desire that salaried employees take a more active role in planning, saving and investing for retirement.
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The Company contributions to the Savings Plan, both matching and retirement contributions, vest at a rate of 20% per year over the participant’s first five years of employment. These contributions are reflected as compensation in the Summary Compensation Table in this Proxy Statement.
The Excess Savings Plan supplements the Savings Plan by providing employees with Company contributions that are lost due to the IRC regulations limiting employee contributions to tax qualified 401(k) plans. Participants can contribute up to 8% of total base salary. The Company contributes up to 4% of total base salary (reduced by the regular matching contributions made under the Savings Plan). Amounts contributed by participants and the Company match, are unsecured, but earn a return equal to 120% of the applicable federal long-term rate (adjusted monthly). The average interest rate in 2023 was 4.85%. Excess Savings Plan participants may elect to receive a lump sum or annual installments upon termination of employment.
The Excess Base Salary and Bonus Deferral component of the Excess Savings Plan allows employees with a base salary in excess of $175,000 the opportunity to defer up to 100% of their base salary and all or any portion of their annual cash incentive award. Amounts deferred are unsecured but earn a return equal to the 10-year treasury rate plus 1.50% (adjusted monthly). The average treasury interest rate in 2023 was 3.96%. Excess Base Salary Deferral and Annual Bonus Deferral participants may elect to receive a lump sum or annual installments not to exceed fifteen years upon termination of employment or a specific date.
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Executive compensation tables and related information
Potential Payments Upon Termination or Change in Control
Name	Cash Severance ($)	Annual Cash Incentive Severance ($)	Pension/ 401(K) BENEFITS ($)(3)	Medical/ Welfare, Tax and Outplacement Benefits ($)(4)	Acceleration of Equity Awards ($)(5)	Other
De Lyle W. Bloomquist
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	2,000,000	2,606,000	-	32,053	-	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	3,000,000	3,606,000	318,180	58,915	3,725,603	-
Marcus J. Moeltner
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	742,500	755,750	-	48,881	457,302	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,485,000	1,406,000	142,215	76,012	1,666,163	-
Joshua C. Hicks
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	712,500	774,750	-	53,408	442,532	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,425,000	1,296,000	137,955	84,646	1,650,530	-
Michael D. Osborne
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	562,500	449,500	-	52,291	-	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	750,000	562,000	102,360	82,515	445,111	-
R. Colby Slaughter
Voluntary Termination	-	-	-	-	-	-
Terminated for cause	-	-	-	-	-	-
Retirement	-	-	-	-	-	-
Involuntary termination(1)	600,000	559,000	-	51,903	391,975	-
Change in Control	-	-	-	-	-	-
Involuntary or voluntary termination for good reason after change in control(2)	1,200,000	919,000	111,570	69,178	1,325,459	-
(1)
For purposes of calculating the executive's cash severance entitlement, represents the executive's base salary and target Annual Cash Incentive pay times the applicable tier multiplier under the Non-CIC Severance Plan (2 times for Tier I, 1.5 times for Tier II, and 1 times for Tier III) and pro-rata as of December 31, 2023. Mr. Bloomquist is included in Tier I; Messrs. Moeltner, Hicks, Osborne, and Slaughter are included in Tier II.

(2)
For purposes of calculating the executive's cash severance entitlement, the executive's base pay is multiplied by the applicable tier multiplier under the CIC Severance Plan (3 times for Tier I and 2 times for Tier II). Messrs. Bloomquist, Moeltner, Hicks, and Slaughter are included in Tier I and Mr. Osborne is included in Tier II. For purposes of calculating the Annual Cash Incentive Severance, the applicable tier multiplier is applied to the greater of: (i) the highest annual bonus received over the three years preceding the termination of employment; (ii) the target Annual Cash Incentive for the year in which the CIC occurred; or (iii) the target Annual Cash Incentive in the year of termination, which is the full-year cash incentive for termination as of December 31, 2023.

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(3)
Represents the value of an additional two or three years, based upon the applicable tier multiplier, of additional years participation in the Savings Plan at the executive’s current contribution levels.

(4)
Represents: (i) the present value of the annual Company contribution to health and welfare plans times the applicable tier multiplier; (ii) the value of the executive's annual tax and financial planning allowance of $25,000 for Mr. Bloomquist, and $10,000 for the other NEOs; and (iii) up to $30,000 in outplacement services.

(5)
PSU and RSU awards were valued using the closing price of the Company's stock on December 31, 2023. Any payout of the PSUs is subject to any common stock share cap under the Equity Incentive Plan in effect at the time of grant. Under the CIC Severance Plan, outstanding PSUs for which the performance period is not more that 50% complete will vest at target upon a change in control. Outstanding PSUs and LPUs for which the performance period is more than 50% complete at the time of the change in control will vest at the greater of target or actual performance achievement as determined pursuant to CIC Severance Plan terms. All outstanding PSUs and LPUs are reflected at 100%.

As discussed in the CD&A under Severance Pay and Change in Control Benefits, under our CIC Severance Plan, there are no excise tax reimbursements made for our executives. They are instead subject to a net best provision whereby the executive would be entitled to the greater after-tax benefit of either (i) full CIC payments and benefits, for which the executive is responsible for the payment of any applicable 208G excise tax or (ii) CIC payments and benefits cut back to the amount that would result in no 280G excise tax for the executive.
Our Non-CIC Severance Plan provides severance benefits to employees at the level of Vice President and above, including the NEOs, in the event their employment is terminated (other than for cause or other non-qualifying terminations defined in the plan). This Non-CIC Severance Plan replaces the Severance Pay Plan for Salaried Employees for the executive level group of employees. Benefits may range from nine months to 24 months of base salary plus target annual incentive. The individual severance multipliers for the NEOs are noted in the footnotes to the table above.
The amounts shown in the table above do not include payments and benefits to the extent that they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including accrued salary, vacation pay, regular pension benefits, welfare benefits and 401(k) distributions. Amounts that would be distributed pursuant to the Company’s nonqualified deferred compensation plans are indicated in the Nonqualified Deferred Compensation table. Other than as reflected in the table and footnote (3) above, amounts that would be distributed pursuant to the Company’s tax-qualified and non-qualified retirement plans are indicated in the Pension Benefits table.
A termination by an executive within two years after a change in control would generally be for good reason if it results from: (i) a significant diminution in the executive’s position or the assignment to the executive of any duties inconsistent in any respect with his or her position (including status, offices, titles and reporting requirements), authority, duties, or responsibilities immediately before the change in control; (ii) any material reduction in the executive’s salary, annual cash incentive award opportunities, benefits, or other compensation; (iii) the relocation of the executive’s principal place of business by more than 50 miles from his or her previous place of business; or (iv) any termination of the CIC Severance Plan (or the executive’s participation therein) other than by its express terms.
Regardless of whether a change in control had occurred, an executive would not be entitled to payments under the CIC Severance Plan if he or she was terminated for cause. A termination of an executive generally would be for cause if it was due to (i) the willful and continued refusal of the executive to substantially perform his or her employment duties following written notification by Rayonier Advanced Materials’ Board of Directors; or (ii) engagement of the executive in illegal conduct or gross misconduct that is demonstrably injurious to the Company, including an indictment or charge by any prosecuting agency with the commission of a felony.
The Company may condition payment of a portion of an executive’s severance benefits under the CIC Severance Plan upon his or her agreement to adhere to confidentiality covenants, as well as to refrain from disparaging the Company (subject to certain limitations as required by law) or its products; competing directly with the Company; or inducing certain employees to terminate employment or service with the Company. These covenants would generally remain in effect for the shorter of one year from the executive’s termination or two years following a CIC, except that the confidentiality covenants would remain in effect for the longer of two years from the executive’s termination or three years following a CIC. By accepting the conditioned payments, an executive will be deemed to have consented to the issuance of a temporary restraining order to maintain the status quo pending the outcome of any equitable proceeding that may be brought by Rayonier Advanced Materials to enforce such covenants.
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Executive compensation tables and related information
Unless otherwise indicated, all cash payments would be made by the Company in a lump sum, although the timing of some payments and benefits may be delayed by six months after termination in accordance with IRC Section 409A, which regulates deferred compensation. The Company has established two rabbi trusts related to the CIC Severance Plan. One is designed to defray the legal costs incurred by the executives in enforcing their rights under the CIC Severance Plan if the Company does not meet its obligations. The Company has funded $3,238,165.05 to this trust. If there is a CIC of the Company, the Company would transfer to the second trust an amount sufficient to satisfy the cash payments that would be required to be paid in the event of a qualifying termination of executives covered under the CIC Severance Plan.
CEO Pay Ratio
The annual total compensation of our median-paid employee on a worldwide basis for 2023 was $113,815. The annual total compensation of our CEO for 2023, as reported in the 2023 Summary Compensation Table, was $3,732,138. The ratio of our CEO’s total compensation to our median employee’s total compensation was 33 to 1, which is calculated by dividing the CEO’s annual total compensation by that of our median-paid employee.
In accordance with SEC rules, we have used the same median employee who was identified for the 2021 disclosure. An analysis was conducted using payroll records to confirm the employee population remained consistent with the prior year reporting. There have been no changes to compensation arrangements the Company reasonably believes would result in a significant change to its pay ratio disclosure. A re-calculation of the median employee’s 2023 annual total compensation was conducted as required.
We believe the CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The pay ratio reported by other companies may not be comparable to ours, as other companies may have different employment and compensation practices and may use different methodologies in calculating their pay ratios.
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Executive compensation tables and related information
Pay versus performance
Provided below is the Company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:
•
A list of the most important financial measures that our Compensation Committee used in 2023 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid,” or “CAP”) to Company performance;

•	A table that compares the total compensation of our CEO and other NEOs as presented in the SCT in this Proxy Statement to CAP and that compares CAP to specified performance measures; and
•	Graphs that describe:
○ The relationship between our total shareholder return (TSR) and the TSR of the S&P 600 Materials Index (Peer Group TSR); and
○ The relationships between CAP and our cumulative TSR, GAAP Net Income, and our Company selected measure, Adjusted EBITDA.
This disclosure had been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used CAP as a basis for making compensation decisions, nor does it use GAAP Net Income for purposes of determining incentive compensation. Please refer to our CD&A in this Proxy Statement for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.
Salary, Bonus, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings and All Other Compensation are each calculated in the same manner for purposes of both CAP and SCT. There are two primary differences between the calculation of CAP and SCT total compensation:
	SCT Total	CAP
Pension	Year over year change in the actuarial present value of pension benefits	Current year service cost and any prior year service cost (if a plan amendment occurred during the year)
Stock and Option Awards	Grant date fair value of stock and option awards granted during the year	Year over year change in the fair value of stock and option awards that are unvested as of the end of the year or vested or were forfeited during the year. (1)
(1)	Includes any dividends paid on equity awards in the fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award.
Metrics Used for Linking Pay and Performance. The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2023. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance stock units. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.
•	Adjusted EBITDA
•	Relative TSR
•	Adjusted Operating Cash Flow
60

Executive compensation tables and related information
Adjusted EBITDA was the most heavily weighted financial performance metric under our 2023 Annual Incentive Plan and is an important top-line measure that, when combined with the other measures in the Annual Incentive Plan and performance share unit awards, support long-term shareholder value creation. Adjusted EBITDA is the Company-selected measure included in the table and graphs that follow.
Pay Versus Performance Table. Below is the tabular disclosure for the Company’s CEO and the average of our NEOs other than the CEO for 2023, 2022, 2021 and 2020.
	SUMMARY COMPENSATION TABLE TOTAL FOR CEO(1)			COMPENSATION ACTUALLY PAID TO CEO(2)			AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
Year	BLOOMQUIST	(FORMER) CONSIGLIO	(FORMER) BOYNTON	BLOOMQUIST	(FORMER) CONSIGLIO	(FORMER) BOYNTON			TOTAL SHAREHOLDER RETURN(3)	PEER GROUP TOTAL SHAREHOLDER RETURN	NET INCOME (LOSS) (H) ($MILLIONS)	ADJUSTED EBITDA (COMPANY SELECTED MEASURE) ($MILLIONS)(4)
2023	3,732,138	-	-	(1,199,645)	-	-	1,127,116	(247,468)	105	164	(101.835)	139
2022	3,164,731	7,992,927	-	6,344,838	5,047,378	-	1,641,145	2,800,039	250	136	(14.919)	177
2021	-	-	5,665,507	-	-	3,806,923	1,336,480	926,166	149	145	66.414	127
2020	-	-	5,579,824	-	-	8,221,626	829,928	1,631,787	170	123	0.555	100
(1)
For 2023, the CEO was De Lyle Bloomquist; other NEOs included Marcus Moeltner, Joshua Hicks, Michael Osborne and Colby Slaughter. For 2022, CEOs were De Lyle Bloomquist and Vito Consiglio (former); other NEOs were Marcus Moeltner, Joshua Hicks, William Manzer and James Posze. For 2021, the CEO was Paul Boynton; other NEOs included Marcus Moeltner, Joshua Hicks, William Manzer and James Posze. For 2020, the CEO was Paul Boynton, other NEOs were Marcus Moeltner, Frank Ruperto, William Manzer and James Posze.

(2)
The dollar amounts reported represent CAP, as computed in accordance with SEC rules. The fair value of option awards was determined using a Black-Sholes option-pricing model. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to SCT total compensation to determine the CAP values:

CEO Reconciliation Table:
FISCAL YEAR	SCT TOTAL FOR CEO	MINUS SCT CHANGE IN PENSION VALUE FOR CEO	PLUS PENSION VALUE SERVICE COST	MINUS SCT EQUITY FOR CEO	PLUS EOY FAIR VALUE OF EQUITY AWARDS GRANTED DURING FISCAL YEAR THAT ARE OUTSTANDING AND UNVESTED AT EOY	PLUS CHANGE FROM BOY TO EOY IN FAIR VALUE OF AWARDS GRANTED IN ANY PRIOR FISCAL YEAR THAT ARE OUTSTANDING AND UNVESTED AT EOY	PLUS CHANGE IN FAIR VALUE FROM BOY TO VESTING DATE OF AWARDS GRANTED IN ANY PRIOR FISCAL YEAR THAT VESTED DURING THE FISCAL YEAR	CEO CAP
2023: Bloomquist	3,732,138	0	0	2,071,527	726,039	(3,586,295)	0	(1,199,645)
2022: Bloomquist	3,164,731	0	0	1,681,313	4,861,420	0	0	6,344,838
2022: Consiglio	7,992,927	0	0	2,945,549	0	0	0	5,047,378
2021: Boynton	5,665,507	482,722	692,856	2,683,305	1,424,287	(1,724,836)	915,136	3,806,923
2020: Boynton	5,579,824	2,284,996	637,218	1,069,501	4,728,795	958,644	(328,358)	8,221,626
“EOY” = End of Year and “BOY” = Beginning of Year
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Executive compensation tables and related information
FISCAL YEAR	SCT TOTAL FOR AVERAGE OTHER NEOS	MINUS SCT CHANGE IN PENSION VALUE FOR AVERAGE OTHER NEOS	PLUS PENSION VALUE SERVICE COST	MINUS SCT EQUITY FOR AVERAGE OTHER NEOS	PLUS EOY FAIR VALUE OF EQUITY AWARDS GRANTED DURING FISCAL YEAR THAT ARE OUTSTANDING AND UNVESTED AT EOY	PLUS CHANGE FROM BOY TO EOY IN FAIR VALUE OF AWARDS GRANTED IN ANY PRIOR FISCAL YEAR THAT ARE OUTSTANDING AND UNVESTED AT EOY	PLUS CHANGE IN FAIR VALUE FROM BOY TO VESTING DATE OF AWARDS GRANTED IN ANY PRIOR FISCAL YEAR THAT VESTED DURING THE FISCAL YEAR	AVERAGE OTHER NEOS CAP
2023	1,127,116	0	0	461,054	201,096	(973,198)	(141,428)	(247,468)
2022	1,641,145	0	0	780,079	1,456,652	457,703	24,618	2,800,039
2021	1,336,480	0	0	628,263	456,337	(288,141)	49,753	926,166
2020	829,928	0	0	211,313	934,317	121,226	(42,371)	1,631,787
“EOY” = End of Year and “BOY” = Beginning of Year
(3)	Reflects TSR indexed to $100 for the S&P 600 Materials Index, which is an industry line peer group reported in the performance graph included in the Company’s 2023 Annual Report on Form 10-K.
(4)	Reconciliations of GAAP to non-GAAP financial measures are provided in Appendix F.
Relationship between Company TSR and Peer Group TSR and CAP and Company TSR.
The graphs below illustrate the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the CEO and the other NEOs. For reference, SCT total compensation values for each year are also shown. As the graphs below illustrate, CAP amounts for our CEO and other NEOs are aligned with the Company’s TSR, as intended. The graph below also illustrates the relationship between our TSR and the Peer Group TSR.

CEO Pay versus Performance: Total Shareholder Return
CEO
CEO CAP
RYAM TSR
Peer Group TSR
Compensation Actually Paid ($ millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Total Shareholder Return (TSR)
$250
$200
$150
$100
$50
$0
$100
$170
$123
$149
$145
$250
$136
$164
$105
$5.6
$8.2
$5.7
$3.8
$3.2
$6.3
$8.0
$5.0
$3.7
-$1.2
2020
2021
2022 Bloomquist
2022 Consiglio
(Former CEO)
2023
TSR Timeline
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023

62

Executive compensation tables and related information
Relationship between CAP and GAAP Net Income. The graph reflects the relationship between the CEO and Average Other NEO CAP and our GAAP Net Income. GAAP Net Income is not used as a metric in our annual or long-term incentive plans.

CEO Pay versus Performance: Net Income
Avg. Other NEOs CAP
CEO CAP
GAAP Net Income
Compensation Actually Paid ($ millions)
GAAP Net Income ($ millions)
$9.0
$7.0
$5.0
$3.0
$1.0
-$1.0
-$3.0
$70.0
$50.0
$30.0
$10.0
($10.0)
($30.0)
($50.0)
($70.0)
($90.0)
($110.0)
($130.0)
$0.6
$66.4
($14.9)
($101.8)
$1.6
$8.2
$0.9
$3.8
$2.8
$6.3
$5.0
($0.2)
($1.2)
Bloomquist
Consiglio (Former)
2020
2021
2022
2023

Relationship between CAP and Adjusted EBITDA (our Company-Selected Measure). The graph below reflects the relationship between CEO and Average Other NEO CAP and Adjusted EBITDA. Adjusted EBITDA determined 50% of business funding under our 2023 Annual Incentive Plan and is an important measure that, when combined with the other measures in the Annual Incentive Plan and equity incentive program awards, support long-term shareholder value creation. This internal metric is closely aligned with our Company Selected Metric, Adjusted EBITDA. The graph below reflects the relationship between the CEO and Average Other NEO CAP and our Adjusted EBITDA for each year.

CEO Pay versus Performance: Adjusted EBITDA
Avg. Other NEOs CAP
CEO CAP
Adjusted EBITDA
Compensation Actually Paid ($ millions)
Adjusted EBITDA ($ millions)
$9.0
$7.0
$5.0
$3.0
$1.0
-$1.0
-$3.0
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$100
$127
$177
$139
$1.6
$8.2
$0.9
$3.8
$2.8
Bloomquist
$6.3
Consiglio (Former)
$5.0
($0.2)
($1.2)
2020
2021
2022
2023

(1)	Reconciliations of GAAP to non-GAAP financial measures are provided in Appendix F.
2024 RYAM PROXY STATEMENT	63

Executive compensation tables and related information
Stock Ownership of Directors and Executive Officers
The following table shows the Common Stock beneficially owned as of March 12, 2024, by each of the Company’s directors, each of the NEOs and all directors and executive officers as a group. Unless otherwise indicated, all Common Stock listed below is owned directly by the named individual:
	Beneficial Ownership
Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Exercisable Stock Options(2)	Total Common Stock and Exercisable Stock Options	Percent of Class
Charles E. Adair	110,707	-	110,707	*
De Lyle W. Bloomquist	176,885	-	176,885	*
Julie A. Dill	120,377	-	120,377	*
Charles R. Eggert	19,810	-	19,810	*
James F. Kirsch	96,181	-	96,181	*
David C. Mariano	884,868	-	884,868	1.35%
Lisa M. Palumbo	131,018	-	131,018	*
Ivona Smith	66,868	-	66,868	*
Bryan D. Yokley	-	-	-	*
Joshua C. Hicks	139,191	-	139,191	*
Marcus J. Moeltner	95,754	-	95,754	*
Michael D. Osborne	-	-	-	*
R. Colby Slaughter	45,369	-	45,369	*
Directors and executive officers as a group (18 persons)(4)	2,134,666(3)	-	2,134,666	3.26%
*	Indicates that the percentage of beneficial ownership of the director or executive officer does not exceed one percent of the class.
(1)
Does not include shares of our common stock underlying outstanding unvested RSU awards as follows: Messrs. Adair, Eggert, Kirsch and Mariano and Ms. Dill, Ms. Palumbo and Ms. Smith, 27,316 shares each; Mr. Yokley, 20,523 shares; Mr. Bloomquist, 226,753 shares; Mr. Hicks, 86,280 shares; Mr. Moeltner, 99,301 shares; Mr. Osborne, 84,341 shares and Mr. Slaughter, 51,002 shares; and all directors and executive officers as a group, 903,666 shares. These awards will not vest and become beneficially owned within 60 days.

(2)
Pursuant to SEC regulations, stock receivable through the exercise of employee stock options that are exercisable within 60 days after March 12, 2024 are deemed to be beneficially owned as of March 12, 2024.

(3)	Includes the following shares allocated under the 401(k) Plan to the accounts of: Mr. Posze, 1,025 shares; Mr. Slaughter, 573 shares; and all directors and executive officers as a group, 1,598 shares.
(4)	Directors and executive officers are not permitted to pledge any shares of our Common Stock under our policies; to our knowledge, none have done so.
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Executive compensation tables and related information
Executive Officers
Our executive officers are elected by the Board of Directors and hold office as determined by the Board. The information set forth below includes the name, age, position held with us and principal occupation and employment during at least the past five years for each of our current executive officers who are not also serving as directors, as of March 15, 2024. (Mr. Bloomquist’s biography appears in the Biographical and Qualifications Information of the Other Directors section.) There is no family relationship between any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them was appointed or elected as an officer or director, other than arrangements or understandings with our directors or officers acting solely in their capacities as such.
Kenneth J. Duffy, 60, Senior Vice President, Paperboard/High-Yield Pulp–Mr. Duffy joined the Company in November 2017 and served as Vice President, Sales & Marketing, High-Yield Pulp, in connection with the Company’s acquisition of Tembec Inc. until May 1, 2021. He was promoted to Vice President, Commercial from May 1, 2021 to January 1, 2024, when he was promoted to his current position. He joined Tembec in 2011 as Vice President, Sales, Paper Pulp and was promoted to Vice President, Sales & Marketing, High-Yield Pulp and Newsprint on March 22, 2016. Prior to joining Tembec, Mr. Duffy held various sales and technical service positions of increasing responsibility in the specialty chemicals sector. Mr. Duffy holds a Bachelor of Applied Science (Chemical Engineering) degree from the University of Toronto.
Gabriela Garcia, 48, Chief Accounting Officer and Vice President, Controller–Ms. Garcia was most recently the Controller for Nexeo Plastics Parent Inc. located in Houston, TX, a position she held from July 2019 to February 2020. Previously, she was the Assistant Controller and Controller for Nexeo Solutions Inc. from July 2012 to June 2019. Ms. Garcia also has approximately 23 years of progressive accounting experience working for firms such as Harken Energy Corporation, Reliant Energy, Inc., Air Liquide USA, LLC, Marathon Oil Company, and Geokinetics, Inc. Ms. Garcia is a Certified Public Accountant with an undergraduate degree from the University of Texas at Arlington in marketing, a MS degree in accounting from the University of St. Thomas in Houston, Texas, an MBA from Houston Baptist University and is a graduate of the Advanced Management Program from Harvard University.
Joshua C. Hicks, 45, Senior Vice President, High Purity Cellulose Business–Mr. Hicks joined the Company on December 6, 2021 as Senior Vice President, High Purity Cellulose Business. He was most recently Vice President, Global Industrial Solutions for Univar Solutions from 2020 to 2021, and prior to that Vice President, Focused Industries from 2019 to 2020. Prior to that, Mr. Hicks served as Business Director, Coatings & Construction from 2017 to 2019, Business Director, Personal Care from 2015 to 2017, and Business Director, Oil & Gas from 2013 to 2015 for Nexeo Solutions, which was acquired by Univar in 2019. Prior to his tenure with Nexeo and Univar, Mr. Hicks held positions of increasing responsibility with Dow Chemical in multiple business units. Mr. Hicks holds a B. S. in Chemical Engineering from Brigham Young University and an MBA from Rice University Jones Graduate School of Business.
Marcus J. Moeltner, 60, Chief Financial Officer and Senior Vice President, Finance–Mr. Moeltner joined the Company in November 2017 at its headquarters in Jacksonville, Florida, as Vice President, Corporate Development and Planning, in connection with the Company’s acquisition of Tembec Inc., and was promoted to his current position on July 8, 2019. He had rejoined Tembec in May 2008 as Vice President, Corporate Development. From 2005 to 2008, Mr. Moeltner was Vice President, Finance for Grant Forest Products Inc., a Canadian forest products producer, where he was responsible for leading a team responsible for financial analysis, treasury, cost accounting, risk management, and taxation across its business operations. From 2000 to 2004, Mr. Moeltner held various roles at Tembec, including Director, Business Planning, and Vice President, Business Analysis and Control. Mr. Moeltner began his professional career with Kimberly-Clark Corporation in 1987 and, during his tenure there, held various finance positions of increasing responsibility in Canada, France, England, and the United States. Mr. Moeltner holds an Honors Bachelor of Commerce degree from Laurentian University, Sudbury, Ontario. He is also a CPA, CMA receiving his accreditation in Ontario.
2024 RYAM PROXY STATEMENT	65

Executive compensation tables and related information
Michael D. Osborne, 56, Vice President, Manufacturing–Mr. Osborne joined the Company on April 10, 2023 as Vice President, Manufacturing. Prior to joining RYAM, he was Vice President, Manufacturing at Kraton Corporation from 2022 to April 2023, Director Global Manufacturing from 2019 to 2022 and Director, Global Engineering from 2015 to 2019. Prior to joining Kraton Corporation, Mr. Osborne was Senior Plant Manager at Arizona Chemical from 2012 to 2015 and Operations Manager from 2011 to 2012. Before joining Arizona Chemical, he held various engineering and strategic planning positions of increasing responsibility in the pulp and paper and specialty chemicals sector. Mr. Osborne holds a B. S. in Chemistry from the University of Southern Mississippi, an M. S. in Chemical Engineering from the Georgia Institute of Technology and an MBA from the University of Southern Mississippi.
James L. Posze, Jr., 59, Chief Administrative Officer and Senior Vice President, Human Resources–From October 2010 to March 2013, Mr. Posze was Vice President, Human Resources at Rayonier Inc. and was promoted to Senior Vice President, Human Resources in March 2013, a position he held until June 2014. Following our 2014 spinoff from Rayonier Inc., Mr. Posze was elected Senior Vice President, Human Resources and to his current position for the Company on February 16, 2021. Prior to joining Rayonier Inc., Mr. Posze was with Albemarle Corporation (a manufacturer of polymers and fine chemicals), where he served as Global Director, Human Resources for more than eight years. Mr. Posze holds a bachelor’s degree in management from Western Kentucky University.
Christian Antoine Lucien Ribeyrolle, 62, Senior Vice President, Biomaterials and President, Rayonier A.M. France SAS–Mr. Ribeyrolle joined the Company in 2017 following the acquisition of Tembec Inc. Prior to the acquisition, Mr. Ribeyrolle was Executive Vice President, Specialty Cellulose of Tembec and President, Tembec France SAS. Mr. Ribeyrolle joined Tembec in February 2003 as Manager of the pulp facility in Tartas, France and held that position until 2008. On January 1, 2008, he was promoted to the position of Director of Sales, Specialty Cellulose and on October 1, 2008 became Senior Vice President, Specialty Cellulose. On February 22, 2013, he was named Executive Vice President, Specialty Cellulose and President, Tembec France SAS. Following the acquisition of Tembec, Mr. Ribeyrolle was appointed Vice President, Manufacturing Center of Excellence and President, Rayonier A.M. France SAS on March 15, 2019, Vice President, Commercial-Manufacturing Liaison on March 26, 2019, Vice President, Biomaterials on November 1, 2021 and to his current position on January 1, 2024. Mr. Ribeyrolle holds a chemical engineering degree from l’École Nationale Supérieure de Chimie de Clermont-Ferrand in France.
Christopher W. Sittard, 56, Vice President, Sourcing– Mr. Sittard joined the Company on January 2, 2024 and serves as Vice President, Sourcing. Prior to joining RYAM he was Senior Vice President Global Sourcing & Chief Procurement Officer at Zep Inc. from 2021 to 2023. From April 2017 to March 2021, Mr. Sittard was Senior Vice President Global Sourcing & Chief Procurement Officer and from August 2014 to March 2017 was Vice President, Global Sourcing at Solenis LLC. Prior to joining Solenis LLC, he held various procurement, distribution and business development positions of increasing responsibility in the specialty chemicals sector. Mr. Sittard holds a Bachelor of Arts (Chemistry) degree from Assumption University.
R. Colby Slaughter, 46, Senior Vice President, General Counsel and Corporate Secretary–Mr. Slaughter joined Rayonier Inc. in January 2013 as Senior Counsel, a position he held until June 2014. Following our 2014 spinoff from Rayonier Inc., he was appointed to the same position at the Company. In May 2016 he was appointed Assistant General Counsel. Effective March 21, 2020, he was elected Vice President, General Counsel and Corporate Secretary of the Company and on September 1, 2022 he was elected Senior Vice President, General Counsel and Corporate Secretary. Prior to joining Rayonier Inc., Mr. Slaughter was an Associate with the law firm of K&L Gates LLP from 2007 to 2013. Mr. Slaughter holds a B.S. in Business Management from Brigham Young University and a JD from the University of Virginia School of Law.
66

Executive compensation tables and related information
Security Ownership of Certain Beneficial Owners
The following table shows the holdings of persons known to us to beneficially own more than five percent of the Company’s outstanding Common Stock as of December 31, 2023.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Condire Management, LP, 1717 McKinney Ave. Suite 850 Dallas TX 75202	6,356,130(2)	9.73%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	5,566,117(1)	8.5%
The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	3,385,825(3)	5.18%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	3,268,581(4)	5.0%
(1)
Aggregated holdings and percent of class as of December 31, 2023, as reported to the SEC on Schedule 13G/A on January 25, 2024, indicating sole voting power over 5,279,447 shares of Common Stock; and sole dispositive power over 5,566,117 shares of Common Stock.

(2)
Aggregated holdings and percent of class as of December 31, 2023, as reported to the SEC on Schedule 13G/A on February 14, 2024, by Condire Management, LP and its general partner, Condire Management GP Holdings, LLC, and the managing members of such general partner, Ryan E. Schedler and Bradley J. Shisler, indicating shared voting power and shared dispositive power over 6,356,130 shares of Common Stock.

(3)
Aggregated holdings and percent of class as of December 29, 2023, as reported to the SEC on Schedule 13G/A on February 13, 2024, indicating shared voting power over 29,062 shares of Common Stock; sole dispositive power over 3,334,657 shares of Common Stock; and shared dispositive power over 51,168 shares of Common Stock.

(4)
Aggregated holdings and percent of class as of December 29, 2023, as reported to the SEC on Schedule 13G/A on February 9, 2024, indicating sole voting power over 3,184,950 shares of Common Stock; and sole dispositive power over 3,268,581 shares of Common Stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of our Company. Based solely on a review of copies of such forms filed with respect to fiscal year 2023 and the written representations received from certain reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than 10% of the Company’s outstanding Common Stock have complied with the reporting requirements of Section 16(a) except with respect to Form 4s that were filed late due to administrative errors reporting (i) the vesting of performance share units and the corresponding sale of shares to cover taxes for Mr. Manzer on March 1, 2023; (ii) the award of Restricted Stock Units to Mr. Osborne on April 10, 2023; and (iii) the award of Restricted Stock Units to Mr. Yokley on October 1, 2023.
2024 RYAM PROXY STATEMENT	67

Executive compensation tables and related information
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding all compensation plans under which equity securities of the Company are authorized for issuance.
Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	3,299,090(1)	$36.55(2)	3,089,211(3)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,299,090	$36.55	3,089,211
(1)
Consists of 11,610 outstanding stock options awarded under the Rayonier Incentive Stock Plan to employees of our former parent company, Rayonier Inc.; 35,188 outstanding stock options awarded under the Rayonier Advanced Materials Incentive Stock Plans; 250,983 RSUs, 249,653 performance shares, and 249,653 performance shares contingently held in reserve in the event of a maximum payout awarded under the Rayonier Advanced Materials 2017 Incentive Stock Plan; and 999,487 RSUs, 1,035,608 performance shares, and 1,145,015 performance shares contingently held in reserve in the event of a maximum payout awarded under the Rayonier Advanced Materials 2021 Incentive Stock Plan; and 636,221 RSUs, 80,340 performance shares, and 80,340 performance shares contingently held in reserve in the event of a maximum payout awarded under the Rayonier Advanced Materials 2023 Incentive Stock Plan.

(2)	The weighted-average exercise price in column (B) does not take performance shares into account.
(3)
Consists of shares available for future issuance under the 2023 Rayonier Advanced Materials Incentive Stock Plan as of December 31, 2023 and does not include shares subsequently returned to plan due to 2024 forfeitures.

COMPENSATION COMMITTEE INDEPENDENCE; COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Ms. Dill and Ms. Palumbo and each of Messrs. Adair, Morgan and Yokley served as a member of our Compensation and Management Development Committee (the Compensation Committee) during the fiscal year ended December 31, 2023. The Board has determined in its business judgment that, during the time each member served on the Compensation Committee, that each member was independent within the meaning of the SEC and NYSE rules and the Director Independence Standards adopted by the Board as part of the CGPs. No member of the Compensation Committee served as one of our officers or employees at any time during 2023 or engaged in any related person transaction or relationship required to be disclosed in this Proxy Statement. None of our executive officers serve, or served during 2023, as a member of the board of directors or compensation committee of a public company that has at least one of its executive officers serving on the Board or Compensation Committee.
68

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 6 – Ratification of the Appointment of Independent Registered Public Accounting Firm
APPOINTMENT OF GRANT THORNTON AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024
On February 14, 2024, the Audit Committee appointed Grant Thornton as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. Although submission of the appointment for ratification by the stockholders is not legally required, the Board believes that it is consistent with best practices and is an opportunity for stockholders to provide direct feedback to the Board on this important issue of corporate governance. If the stockholders do not ratify the selection of Grant Thornton, the Audit Committee will reconsider the selection of the independent registered public accounting firm for the Company for 2024.
Representatives of Grant Thornton will be present at the 2024 Annual Meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2024

Report of the Audit Committee
Management has primary responsibility for the Company’s financial statements and its reporting process, including the Company’s internal control system. Its independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to the conformity of such statements with accounting principles generally accepted in the United States of America as well as auditing the Company’s internal control over financial reporting.
The Audit Committee’s role is to assist the Board of Directors in oversight of the Company’s financial reporting process, including oversight of annual audits and quarterly reviews of the Company’s financial statement filings and audits of internal control over financial reporting. The Audit Committee has sole responsibility for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The Audit Committee is currently composed of four directors, all of whom have been determined by the Board of Directors in its business judgment to be independent within the meaning of the Company’s Director Independence Standards and independent and financially literate as defined under applicable securities laws and rules of the NYSE and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on the Company’s website at www.investors.RYAM.com/governance/corporate-governance-information.
The Audit Committee has reviewed the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and has discussed these audited financial statements with management and with the Company’s independent registered public accounting firm. In addition, the Audit Committee has held discussions with the Company’s independent registered public accounting firm covering the matters required by the Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the
2024 RYAM PROXY STATEMENT	69

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence and has held discussions with the Company’s independent registered public accounting firm regarding their independence.
The Audit Committee met with the Company’s chief internal audit executive and with the Company’s independent registered public accounting firm representatives to discuss, the overall scope and plans for each of their respective audits, the results of their examinations, their evaluations of the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and the overall quality of the Company’s financial reporting. Separate private meetings without management present were also held with the Company’s chief internal audit executive at four meetings of the Audit Committee in 2023 and with representatives of the Company’s independent registered public accounting firm at four meetings of the Audit Committee in 2023. The Audit Committee also held four regularly scheduled private meetings with the Company Ombudsman in 2023. The Ombudsman is responsible for handling concerns and inquiries regarding compliance matters, including any submissions regarding the Company’s accounting, internal controls and auditing, as required by the Sarbanes-Oxley Act of 2002.
Based on the Audit Committee’s reviews and discussions with management and the independent registered public accounting firm as discussed above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements of the Company be included in the Company’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. The Audit Committee has also appointed and has requested stockholder ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
This report is furnished by the members of the Audit Committee.
Charles E. Adair, Chair
Charles R. Eggert
David C. Mariano
Bryan D. Yokley
Audit Committee Financial Experts
The Board has evaluated whether at least one Audit Committee member meets the qualifications to serve as an audit committee financial expert in accordance with SEC rules. Based on its evaluation, the Board has determined in its business judgment that Messrs. Adair, Mariano and Yokley are each independent of management and qualify as audit committee financial experts.
70

PROPOSAL 6 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton has served as the Company’s independent registered public accounting firm since March 9, 2016. The Audit Committee may change the appointment of the independent registered public accounting firm at any time if it determines, in its discretion, that such a change is in the best interests of the Company and its stockholders.
Grant Thornton billed the Company the following fees and expenses for services performed in fiscal years ended December 31, 2023 and 2022, respectively:
FEES ($ THOUSANDS)	2023	2022
Audit Fees(1)	$1,940	$1,725
Audit Related Fees(2)	73	140
Tax Fees	—	—
All Other Fees	—	—
Total	$2,013	$1,865
(1)
Audit fees include amounts for the annual audits of the financial statements and internal controls over financial reporting, as well as, the reviews of quarterly reports on Forms 10-Q, accounting research and consents for SEC filings. The 2023 amount reflects an estimate of fees not yet billed for the 2023 audit.

(2)	Audit-related services include services such as internal control reviews and transaction-related fees.
There were no other fees billed by Grant Thornton for services rendered to us, other than the services described above, for fiscal years ended December 31, 2023, and 2022. The independent registered public accountants are prohibited by Company policy from providing professional services to Company executives for personal income tax return preparation or for financial or estate tax planning.
All services provided by the independent registered public accountant as set forth above were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures set forth on the attached Appendix E. Pursuant to such policies and procedures, the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, when the Audit Committee is not in session, audit-related services and allowable non-audit services and associated fees for any individual engagement for which fees are less than $10,000. Any such pre-approval of services and fees by the Chair are reported to the full Audit Committee at its next regular meeting.
Questions and Answers about the 2024 Annual Meeting can be found in Appendix A.
BY ORDER OF THE BOARD OF DIRECTORS
By:
R. Colby Slaughter
Corporate Secretary
2024 RYAM PROXY STATEMENT	71

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Appendix A
Questions and Answers About the Annual Meeting
Q: WHAT AM I VOTING ON?
A: You are being asked by the Company to vote on six matters: (1) the election of three Class I directors: Charles E. Adair, Julie A. Dill and James F. Kirsch (information about each nominee is included in the Biographical and Qualification Information of the Three Nominees for Election to the Board of Directors section); (2) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors (information can be found in Proposal 2); (3) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions (information can be found in Proposal 3); (4) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law (information can be found in Proposal 4); (5) approval, in a non-binding vote, of the compensation of our named executive officers as disclosed in this Proxy Statement (referred to herein as Say on Pay, information can be found in Proposal 5); and (6) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024 (information can be found in Proposal 6). The Board of Directors recommends that you vote “FOR” each of the director nominees listed above and “FOR” each of the other proposals.
Q: WHO IS ENTITLED TO VOTE?
A: The record holder of any of the 65,540,938 shares of Rayonier Advanced Materials common stock (Common Stock) outstanding at the close of business on March 15, 2024, is entitled to one vote for each share of stock owned.
Q: HOW DO I VOTE?
A: You can vote in any one of the following ways:
You can vote on the Internet by following the Vote by Internet instructions on your Notice of Internet Availability (Internet Notice) or proxy card.
You can vote by telephone by following the Vote by Phone instructions on the www.proxyvote.com website referred to in the Internet Notice.

If you receive hard copies of the proxy solicitation materials, you can vote by mail by signing and dating your proxy card and mailing it in the provided prepaid envelope. If you mark your voting instructions on the proxy card, your stock will be voted as you instruct. If you return a signed and dated card but do not provide voting instructions, your stock will be voted in accordance with the recommendations of the Board of Directors.

You can vote in person at the Annual Meeting by delivering a completed proxy card or by completing a ballot available upon request at the meeting. However, if you hold your stock in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your broker, bank or other holder of record in order to vote at the meeting.

Regardless of how you choose to vote, your vote is important, and we encourage you to vote promptly.
Q: HOW DO I VOTE STOCK THAT I HOLD THROUGH AN EMPLOYEE BENEFIT PLAN SPONSORED BY THE COMPANY?
A: If you hold Common Stock of the Company through any of the following employee benefit plans, you can vote them by following the instructions above:
RYAM 401(k) Plan for Salaried Employees
RYAM 401(k) Plan for Fernandina Hourly Employees
RYAM 401(k) Plan for Jesup Hourly Employees
2024 RYAM PROXY STATEMENT	A-1

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Note that if you do not vote your stock held in any of these Company employee benefit plans or do not specify your voting instructions on your proxy card, the trustee of the employee benefit plans will vote your plan stock in the same proportion as the stock for which voting instructions have been received, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended. To allow sufficient time for voting by the trustee, your voting instructions for stock held in the above employee benefit plans must be received by May 12, 2024.
Q: WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?
A: To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the record date, which is the close of business on March 15, 2024, and (2) a valid government-issued photo identification. If you are a stockholder of record, proof of ownership can include your proxy card or the Internet Notice. If your stock is held in the name of a broker, bank or other holder of record, you must present proof of your beneficial ownership, such as a proxy obtained from your street name nominee (particularly if you want to vote your stock at the Annual Meeting) or a bank or brokerage account statement (in which case you will not be able to vote your stock at the Annual Meeting), reflecting your ownership of Common Stock as of the record date. If you do not have proof of ownership together with a valid government-issued photo identification, you will not be admitted to the meeting.
Admission to the Annual Meeting is limited to stockholders as of the record date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.
No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.
Q: IS MY VOTE CONFIDENTIAL?
A: Proxy cards, ballots and reports of Internet and telephone voting results that identify individual stockholders are mailed or returned directly to Broadridge, our vote tabulator and handled in a manner that protects your privacy. Your vote will not be disclosed except:
As needed to permit Broadridge and our inspector of elections to tabulate and certify the vote
As required by law
If we determine that a genuine dispute exists as to the accuracy or authenticity of a proxy, ballot or vote; or
In the event of a proxy contest where all parties to the contest do not agree to follow our confidentiality policy
Q: WHAT STOCK IS COVERED BY MY INTERNET NOTICE OR PROXY CARD?
A: You should have been provided an Internet Notice or proxy card for each account in which you own Common Stock either:
Directly with Computershare, our transfer agent, as a stockholder of record, which includes stock purchased through any of our employee benefit plans; or
Indirectly through a broker, bank or other holder of record.
Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR PROXY CARD?
A: It means that you have multiple accounts in which you own Common Stock. Please vote all stock in each account for which you receive an Internet Notice or proxy card to ensure that all your stock is voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is Computershare. All communications concerning stock you hold in your name, including address changes, name changes, requests to transfer stock and similar issues, can be handled by making a toll-free call to Computershare at 1-866-246-0322. From outside the U.S., you may call Computershare at 201-680-6578.
A-2

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: HOW CAN I CHANGE MY VOTE?
A: You can revoke your proxy and change your vote by:

Voting on the Internet or by telephone before 11:59 p.m. Eastern Time on May 14, 2024 or, for employee benefit plan stock, the cutoff date noted above (only your most recent Internet or telephone proxy is counted)

Signing and submitting another proxy card with a later date at any time before the polls close at the Annual Meeting
Giving timely written notice of revocation of your proxy to our Corporate Secretary at 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida 32207; or
Voting again in person before the polls close at the Annual Meeting
Q: HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?
A: In order to conduct the Annual Meeting, a majority of the Common Stock outstanding as of the close of business on the Record Date, March 15, 2024, must be present, either in person or represented by proxy. All stock voted pursuant to properly submitted proxies and ballots, as well as abstentions and stock voted on a discretionary basis by banks, brokers or other holders of record in the absence of voting instructions from their customers, will be counted as present and entitled to vote for purposes of satisfying this requirement.
Q: HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?
A: The affirmative vote of a majority of the votes cast with respect to each nominee at the Annual Meeting is required to elect that nominee as a director. For this proposal, a majority of the votes cast means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” a nominee. Abstentions will therefore not affect the outcome of director elections.
Please note that under NYSE rules, banks and brokers are not permitted to vote the uninstructed stock of their customers on a discretionary basis (referred to as broker non-votes) in the election of directors. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock in the election of directors, no votes will be cast on your behalf in the election of directors. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the election of directors.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY the board of directors?
A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote against the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to a Board declassification proposal. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote against the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO eliminate THE supermajority voting provisions?
A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to remove the supermajority voting provisions will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote against the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to removal of supermajority voting provisions. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or
2024 RYAM PROXY STATEMENT	A-3

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote against the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO allow for exculpation of officers as permitted by delaware law?
A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law will be approved if holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote against the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to exculpation of officer’s provisions. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote against the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE SAY-ON-PAY PROPOSAL?
A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval, on an advisory basis, of the Say-on-Pay proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of the proposal.
Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to executive compensation. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal.
Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.
Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM?
A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote “AGAINST” this proposal. Any broker non-votes will have no effect on the ratification of the appointment of our independent registered public accounting firm; however, because brokers, banks and other nominees are permitted under NYSE rules to vote on this routine proposal even if such broker, bank or other nominee does not receive voting instructions, we do not expect broker non-votes on this routine proposal.
Q: WILL ANY OTHER MATTERS BE VOTED ON?
A: We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the Internet Notice or proxy card is legally and properly brought before the Annual Meeting, the persons named as proxies in our proxy materials intend to vote the shares for which we have received proxies in accordance with their best judgment. Under the Company’s Bylaws, all stockholder proposals must have been received by December 2, 2023, to be considered for inclusion in this Proxy Statement and all other stockholder proposals and director nominations must have been received between January 19, 2024, and February 18, 2024, to be otherwise properly brought before the Annual Meeting. We have not received any stockholder proposals or director nominations from stockholders to be acted upon at the Annual Meeting.
Q: WHO WILL COUNT THE VOTES?
A: Representatives of Broadridge will count the votes, however submitted. A Company representative will act as inspector of elections.
A-4

APPENDIX A QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: HOW WILL I LEARN THE RESULTS OF THE VOTING?
A: We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC no later than four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).
Q: WHO PAYS THE COST OF THIS PROXY SOLICITATION?
A: The Company pays the costs of soliciting proxies and has retained Morrow Sodali LLC to assist in the solicitation of proxies and provide related advice and informational support. For these services, the Company will pay Morrow Sodali LLC a services fee of $15,000, plus reimbursement of customary expenses. The Company will also reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of the Common Stock. Additionally, directors, officers and employees may solicit proxies on behalf of the Company by mail, telephone, facsimile, email and personal solicitation. Directors, officers and employees will not be paid additional compensation for such services.
Q: WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS DUE?
A: For a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders (the 2025 Annual Meeting), the Company’s Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on November 29, 2024. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The submission of a proposal in accordance with these requirements does not guarantee we will include the proposal in our
Proxy Statement or on our proxy card. Proposals should be addressed to:
Corporate Secretary
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Suite 2300
Jacksonville, Florida 32207
For a stockholder proposal (including a director nomination) to be properly brought before the stockholders at the 2025 Annual Meeting outside of the Company’s Proxy Statement, the stockholder must comply with the requirements of the Company’s Bylaws and give timely notice in accordance with such Bylaws, which, in general, require the notice be received by the Corporate Secretary: (i) no earlier than the close of business on January 15, 2025; and (ii) no later than the close of business on February 14, 2025. In addition to satisfying the foregoing requirements, pursuant to the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that complies with all requirements of SEC Rule 14a-19.
If the date of the 2025 Annual Meeting is moved more than 30 days before or more than 60 days after May 15, 2024, then notice of a stockholder proposal that is not intended to be included in the Company’s Proxy Statement must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of: (a) 90 days prior to the meeting; or (b) if the first public announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the date of such meeting, 10 days after public announcement of the meeting date.
We strongly encourage any stockholder interested in submitting a proposal for the 2025 Annual Meeting to contact our Corporate Secretary at (904) 357-4600 prior to submission in order to discuss the proposal.
2024 RYAM PROXY STATEMENT	A-5

APPENDIX B PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
Appendix B
Proposed Amendment to Amended and Restated Certificate of Incorporation to Declassify the
Board of Directors
Text of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):
Amend Sections 2, 3 and 4 of Article VI as follows:
Section 2.  Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall, until the annual meeting of stockholders to be held in 2025, be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible~~, with the~~. The term of office of the ~~first class to~~class of directors elected at the annual meeting of stockholders held in 2022 shall expire at the ~~2015~~2025 annual meeting of stockholders, the term of office of the ~~second class to~~class of directors elected at the annual meeting of stockholders held in 2023 shall expire at the ~~2016~~2026 annual meeting of stockholders and the term of office of the ~~third class to~~class of directors elected at the annual meeting of stockholders held in 2024 shall expire at the ~~2017~~2027 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the ~~2015~~2025 annual meeting, (a) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the ~~third succeeding~~ annual meeting of stockholders ~~after~~held in the year following the year of their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (b) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.
Section 3.  Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been appointed expires and until such director’s successor shall have been duly elected and qualified and, if the Board of Directors at such time is classified, for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been appointed expires and until such director’s successor shall have been duly elected and qualified.
Section 4.  Removal. ~~Subject~~ Except as provided in the subsequent sentence and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time ~~but only for~~, with or without cause, but only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding
2024 RYAM PROXY STATEMENT	B-1

APPENDIX B PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class. Notwithstanding the immediately preceding sentence, subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, until the 2025 annual meeting of the stockholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Voting Stock, voting together as a single class.
B-2

APPENDIX C PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS
Appendix C
Proposed Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions
Text of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):
Amend Section 4 of Article VI as follows:
Section 4. Removal. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least ~~eighty percent (80%)~~a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class.
Amend Article XIII as follows:
~~In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may hereafter be amended, subject to any limitations contained elsewhere in this Amended and Restated Certificate of Incorporation, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Amended and Restated Certificate of Incorporation; provided, however, that any proposed alteration, amendment or repeal of, or the adoption of any provision inconsistent with, Section 3 of Article IV, Article VI, Article VII, Article X or this Article XIII of this Amended and Restated Certificate of Incorporation (in each case, as in effect on the date hereof), or the alteration, amendment or repeal of, or the adoption of any provision inconsistent with this sentence, may only be made by the affirmative vote of shares representing not less than eighty percent (80%) of the voting power of all of the Voting Stock, voting together as a single class.~~
The Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.
2024 RYAM PROXY STATEMENT	C-1

APPENDIX D PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW
Appendix D
Proposed Amendment to Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law
Text of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underling):
Amend article Ix as follows:
DIRECTOR AND OFFICER LIABLITY
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director or an officer of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages ~~f~~or breach of fiduciary duty as a director or an officer. For purposes of this Article IX, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as the same exists or may hereafter be amended. Any amendment or modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or an officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director or an officer, then a director or an officer of the Corporation, in addition to the circumstances in which a director or an officer is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DGCL.
2024 RYAM PROXY STATEMENT	D-1

Appendix E RAYONIER ADVANCED MATERIALS INC. AUDIT COMMITTEE POLICIES AND PROCEDURES
Appendix E
Rayonier Advanced Materials Inc.
Audit Committee Policies and Procedures
Pre-approval of Services Provided by the Independent Auditor
To ensure the Audit Committee (the “Committee”) approves all services to be provided by the Company’s independent auditors and maintains appropriate oversight, the following policies and procedures have been established.
Policies and Procedures
1.	The Committee will approve the fees for the annual audit of the Company’s financial statements and reviews of quarterly financial statements.
2.
The Committee will also approve at one of its regularly scheduled meetings an annual plan of all permissible services to be provided by the independent auditors as well as unanticipated projects that arise.

3.
When the timing of the services does not allow for pre-approval in regularly scheduled Committee meetings, the Chair of the Committee (or another member of the Committee so designated) may approve any audit or allowable non-audit services provided that such approved services are reported to the full Committee at the next regularly scheduled meeting. Approval must be received prior to commencement of the service, unless the service is one of the specific services listed below (see No. 4) that is permitted to be performed on a pre-approval basis.

4.	The following audit-related services are pre-approved as they become required and need commencement before notifying the Chair:
a.	Required audits of wholly-owned subsidiaries of the Company
b.	Consent letters
c.	Audits of statutory financial statements in countries where audited financial statements must be filed with government bodies
d.	Annual audits of the Company’s defined benefit and savings plans
e.	Agreed-upon procedures or other special report engagements performed in connection with requirements under debt agreements or environmental laws; and
f.	Subscription services for technical accounting resources and updates
This pre-approval (prior to notifying the Committee) is for audit services or allowable audit-related services engagements for which fees are less than $10,000.
Any services performed in these pre-approved services categories that were not anticipated will be reported to the Committee at the next regularly scheduled meeting after commencement of the services. The requirements, scope and objectives of the service as well as estimated fees and timing will be reported to the Committee.
Any other services, such as for tax services unrelated to the audit, will require the explicit approval of the Chair or the Committee prior to engaging the independent auditor.
2024 RYAM PROXY STATEMENT	E-1

APPENDIX F NON-GAAP FINANCIAL MEASURES
Appendix F
Non-GAAP Financial Measures
Rayonier Advanced Materials Inc.
Reconciliation of Non-GAAP Measures
December 31, 2023 (Unaudited)
EBITDA, Adjusted EBITDA and Adjusted HPC Segment EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA-continuing operations is defined as EBITDA-continuing operations adjusted for items that management believes are not representative of core operations, including asset impairments, settlements of certain pension plans, severance costs associated with an executive departure and gain on debt extinguishment. Adjusted HPC Segment EBITDA is defined as Adjusted EBITDA-continuing operations of our High Purity Cellulose segment.
Loss from Continuing Operations is reconciled to EBITDA, Adjusted EBITDA and Adjusted HPC Segment EBITDA as follows:
	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2023	2022	2021
Loss from continuing operations	$(102)	$(27)	$(50)
Depreciation and amortization	140	135	139
Interest expense, net	69	64	66
Income tax expense (benefit)	(32)	1	(35)
EBITDA-continuing operations	75	173	120
Asset impairment	62	-	-
Pension settlement loss	2	1	8
Severance	-	4	-
Gain on debt extinguishment	-	(1)	(1)
Adjusted EBITDA-continuing operations	$139	$177	$127
(IN MILLIONS)	2023
Loss from continuing operations-HPC segment	$(41)
Depreciation and amortization	123
Interest expense, net	–
Income tax expense (benefit)	–
EBITDA-continuing operations-HPC segment	82
Asset impairment	62
Adjusted HPC segment EBITDA-continuing operations	$144
2024 RYAM PROXY STATEMENT	F-1

RAYONIER ADVANCED MATERIALS INC.
1301 RIVERPLACE BLVD
JACKSONVILLE, FL 32207

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 14, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 12, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 14, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 12, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34586-P05575

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAYONIER ADVANCED MATERIALS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Charles E. Adair	☐	☐	☐
1b. Julie A. Dill	☐	☐	☐
1c. James F. Kirsch	☐	☐	☐

The Board of Directors recommends you vote "FOR" proposals 2, 3, 4, 5 and 6:

NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then the proxy will be voted "For" all nominees, and "For" Proposals 2, 3, 4, 5 and 6. The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V34587-P05575

RAYONIER ADVANCED MATERIALS INC.
Annual Meeting of Stockholders May 15, 2024 5:30 PM
This proxy is solicited by the Board of Directors of Rayonier Advanced Materials Inc. ("RYAM") and the Trustees of various retirement plans sponsored by RYAM

By signing this card, I (we) hereby (i) authorize DE LYLE W. BLOOMQUIST, MARCUS J. MOELTNER and R. COLBY SLAUGHTER, or each of them, each with full power to appoint his substitute, to vote as Proxy for me (us), and (ii) direct Fidelity Management Trust Company, Trustee under the RYAM 401(k) Plan for Salaried Employees, RYAM 401(k) Plan for Jesup Hourly Employees, and RYAM 401(k) Plan for Fernandina Hourly Employees, to vote in person or by proxy all shares of Common Stock of Rayonier Advanced Materials Inc. which the undersigned is entitled to vote, and which are allocated to any accounts of the undersigned under such Plans, in each case, on all matters which properly come before the Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. to be held at The DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida on Wednesday, May 15, 2024 at 5:30 p.m., Eastern Daylight Time, or at any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or at any adjournment thereof.

If this proxy card is properly executed by the stockholder(s), the stock represented by this proxy will be voted in the manner directed herein. If no direction is properly made, this proxy will be voted "For" all nominees, and "For" Proposals 2, 3, 4, 5, and 6. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

YOU MAY VOTE BY INTERNET OR PHONE BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on reverse side.)